    As filed with the Securities and Exchange Commission on September 7, 2001

                    Registration Nos. 033-54632 and 811-07340


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    ---------
                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /x/
                           PRE-EFFECTIVE AMENDMENT NO.                     / /
                         POST-EFFECTIVE AMENDMENT NO. 75                   /x/

                                       and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/
                                AMENDMENT NO. 76                           /x/

                                J.P. MORGAN FUNDS
                        (formerly The JPM Pierpont Funds)
               (Exact Name of Registrant as Specified in Charter)

                   522 Fifth Avenue, New York, New York 10036
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 1-800-521-5411

            Sharon Weinberg, c/o J.P. Morgan Fund Distributors, Inc.
              1211 Avenue of the Americas, New York, New York 10036
                     (Name and Address of Agent for Service

Copy to: John E. Baumgardner, Jr., Esq.     Sharon Weinberg                        Sarah E. Cogan, Esq.
         Sullivan & Cromwell                J.P. Morgan Fund Distributors, Inc.    Simpson Thacher & Bartlett
         125 Broad Street                   1211 Avenue of the Americas            425 Lexington Avenue
         New York, New York 10004           New York, New York 10036               New York, New York 10017


It is proposed that this filing will become effective (check appropriate box):

          /x/  Immediately upon filing pursuant to paragraph (b)
          / /  on (date) pursuant to paragraph (b)
          / /  60 days after filing pursuant to paragraph (a)(1)
          / /  on (date) pursuant to paragraph (a)(1)
          / /  75 days after filing pursuant to paragraph (a)(2)
          / /  on (date) pursuant to paragraph (a)(2) of Rule 485(b).

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS SEPTEMBER 7, 2001 .

JPMORGAN U.S. EQUITY FUNDS
SELECT SHARES


BALANCED FUND

CAPITAL GROWTH FUND

CORE EQUITY FUND

DISCIPLINED EQUITY FUND

DIVERSIFIED FUND

DYNAMIC SMALL CAP FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND

MID CAP VALUE FUND

SMALL CAP EQUITY FUND

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Balanced Fund                                       1

Capital Growth Fund                                 6

Core Equity Fund                                   10

Disciplined Equity Fund                            14

Diversified Fund                                   18

Dynamic Small Cap Fund                             23

Equity Growth Fund                                 27

Equity Income Fund                                 31

Growth and Income Fund                             35

Mid Cap Value Fund                                 40

Small Cap Equity Fund                              45

Small Cap Growth Fund                              50

U.S. Equity Fund                                   55

U.S. Small Company Fund                            59

U.S. Small Company Opportunities Fund              63

The Funds' Management and Administration           67

How Your Account Works                             71

   Buying Fund Shares                              71

   Selling Fund Shares                             72

   Exchanging Fund Shares                          72

   Other Information Concerning the Funds          73

   Distributions and Taxes                         73

What the Terms Mean                                75

Risk and Reward Elements                           76

Financial Highlights                               78

How To Reach Us                            Back cover

JPMORGAN BALANCED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks,please see pages 76-77.


THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks a balance of current income and growth by using the following strategies:


- an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 equity securities.


- an active fixed-income management style that focuses primarily on domestic fixed-income securities.


J.P.Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on its analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.


The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:

- projected rate of earnings growth that's equal to or greater than the equity markets in general

- return on assets and equity that's equal to or greater than the equity markets in general

- market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.


Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.


The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities, asset sectors or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


The Fund's performance will also depend on the credit quality of its investments. Securities that are rated Baa3 by Moody's Investors Service, Inc. or BBB-by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The Fund's mortgage-related investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default.


Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) have varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index. In the past, the Fund has compared its performance to the Lehman Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -4.98%.


YEAR-BY-YEAR RETURNS
[CHART]

1991                                     24.16%
1992                                      5.32%
1993                                      6.01%
1994                                     -2.27%
1995                                     23.83%
1996                                     11.31%
1997                                     23.67%
1998                                     25.25%
1999                                     14.23%
2000                                     -2.55%


---------------------------------------------------
BEST QUARTER                             13.34%
---------------------------------------------------
                               4th quarter.1998
---------------------------------------------------
WORST QUARTER                            -4.84%
---------------------------------------------------
                               4th quarter.1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for the period ended December 31, 2000



                                              PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
---------------------------------------------------------------------------------------
SELECT CLASS SHARES                             -2.55         13.91          12.40
---------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                     -9.10         18.33          17.44
---------------------------------------------------------------------------------------
LEHMAN GOV'T/CREDIT INDEX (NO EXPENSES)         11.85          6.24           8.00
---------------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)       11.63          6.46           7.96
---------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX (NO EXPENSES)        2.39         11.80          12.45
---------------------------------------------------------------------------------------



(1) THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.



ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                               0.50
DISTRIBUTION (RULE 12b-1) FEES                                NONE
SHAREHOLDER SERVICE FEES                                      0.25
OTHER EXPENSES                                                0.31
-------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                      1.06
FEE WAIVER AND EXPENSE REIMBURSEMENT                         (0.06)
-------------------------------------------------------------------
NET EXPENSES                                                  1.00
-------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.



                                     1 YR.       3 YRS.       5 YRS.      10 YRS.
---------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         102         331          579         1,289
---------------------------------------------------------------------------------

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of S&P Mid Cap 400 Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in mid-sized companies. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may not achieve its objective if securities do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.

The performance for the period before Select Class Shares were launched on 1/24/96 is based on the performance of Class A Shares of the Fund.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.82%.


YEAR-BY-YEAR RETURNS(1)
[CHART]

1991                                     70.74%
1992                                     12.95%
1993                                     20.17%
1994                                     -1.31%
1995                                     22.24%
1996                                     24.64%
1997                                     23.88%
1998                                      5.93%
1999                                     13.23%
2000                                     14.60%


-----------------------------------------------
BEST QUARTER                             26.78%
-----------------------------------------------
                             1st quarter, 1991
-----------------------------------------------
WORST QUARTER                           -19.49%
-----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000



                                       PAST 1 YR.   PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------
SELECT CLASS SHARES                    14.60        16.23        19.49
--------------------------------------------------------------------------------
S&P MIDCAP 400 INDEX (NO EXPENSES)     17.50        20.41        19.86
--------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS
INDEX (NO EXPENSES)                     6.26        16.17        17.94
--------------------------------------------------------------------------------


(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.



ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                     0.40
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES                                                      0.41
-------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                            1.06
FEE WAIVER AND EXPENSE REIMBURSEMENT                               (0.13)
-------------------------------------------------------------------------
NET EXPENSES                                                        0.93
-------------------------------------------------------------------------



EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.



                                 1 YR.       3 YRS.       5 YRS.     10 YRS.
----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     95          324          572        1,282
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.93% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN CORE EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76-77.


THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities may include common stocks, convertible securities, preferred stocks and depositary receipts.

The Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities, high-quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.


In managing the Fund, the adviser J.P.Morgan Fleming Asset Management (USA) Inc., JPMFAM(USA), seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.


Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -10.34%.

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1994                               -4.03%
1995                               25.53%
1996                               22.54%
1997                               33.33%
1998                               30.95%
1999                               23.89%
2000                              -11.99%

-----------------------------------------
BEST QUARTER                       22.97%
-----------------------------------------
                        4th quarter, 1998
-----------------------------------------
WORST QUARTER                     -11.00%
-----------------------------------------
                        4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                                      LIFE
                                          PAST 1 YR.   PAST 5 YRS.    OF FUND
-----------------------------------------------------------------------------
SELECT CLASS SHARES                         -11.99      18.46          15.39
-----------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                  -9.10      18.33          17.11
-----------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX
(NO EXPENSES)                                -7.37      16.79          15.34
-----------------------------------------------------------------------------


(1)  THE FUND COMMENCED OPERATIONS ON 4/1/93.
(2)  THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.



ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                                0.50
DISTRIBUTION (RULE 12B-1) FEES                                 NONE
SHAREHOLDER SERVICE FEES                                       0.25
OTHER EXPENSES                                                 0.30
--------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                       1.05
FEE WAIVER AND EXPENSE REIMBURSEMENT                          (0.05)
--------------------------------------------------------------------
NET EXPENSES                                                   1.00
--------------------------------------------------------------------



EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                       1 YR.       3 YRS.     5 YRS.     10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)           102          329        575        1,278
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JP MORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries relative to the S&P 500.

Within each industry, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in equity securities or fixed-income securities in high-quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.


Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.


YEAR-BY-YEAR RETURNS (1),(2),(3)


[CHART]

1998                                    32.35%
1999                                    18.32%
2000                                   -10.87%

----------------------------------------------
BEST QUARTER                            22.85%
----------------------------------------------
                             4th quarter, 1998
----------------------------------------------
WORST QUARTER                           -9.91%
----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)


                                         PAST 1 YR.           LIFE OF FUND
--------------------------------------------------------------------------
SELECT CLASS SHARES(3)                   -10.87               15.45
--------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)               -9.10               15.79
--------------------------------------------------------------------------



(1) THE FUND COMMENCED OPERATIONS ON 1/3/97 AND RETURNS REFLECT PERFORMANCE FROM 1/31/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                                           0.35
DISTRIBUTION (RULE 12b-1) FEES                                            NONE
SHAREHOLDER SERVICE FEES                                                  0.25
OTHER EXPENSES                                                            0.24
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                  0.84
FEE WAIVER AND EXPENSE REIMBURSEMENT                                     (0.09)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                           0.75
-------------------------------------------------------------------------------



(1)"OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR.
(2)REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
   PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.73% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES
   ARE NO LONGER REQUIRED.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YR.      3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         77         240         438        1,011
------------------------------------------------------------------------------

JP MORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.


THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the adviser, allocates assets among various types of stock and bond investments, based on the following model allocation:


- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks


The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its industry sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB.

The Fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.


The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the equity portion of the Fund J.P.Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by under-weighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities, asset sectors or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.


Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices. During this period, the actual returns of Select Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.91%.


YEAR-BY-YEAR RETURNS(1),(2),(3)


[CHART]

1994                                        0.93%
1995                                       26.84%
1996                                       13.68%
1997                                       18.89%
1998                                       18.60%
1999                                       14.23%
2000                                       -3.97%

-------------------------------------------------
BEST QUARTER                               13.48%
-------------------------------------------------
                                4th quarter, 1998
-------------------------------------------------
WORST QUARTER                              -6.13%
-------------------------------------------------
                                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)


                                             PAST 1 YR.    PAST 5 YRS.     LIFE OF FUND
---------------------------------------------------------------------------------------
SELECT CLASS SHARES(3)                         -3.97          11.95          12.11
---------------------------------------------------------------------------------------
FUND BENCHMARK (NO EXPENSES)                   -2.30          13.06          12.87
---------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                    -9.10          18.33          17.94
---------------------------------------------------------------------------------------



(1) THE FUND COMMENCED OPERATIONS ON 9/10/93 AND RETURNS REFLECT PERFORMANCE, FROM 9/30/93.
(2) THE FUND'S FISCAL YEAR END IS 6/30.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                                     0.55
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES                                                      0.26
-------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                            1.06
FEE WAIVER AND EXPENSE REIMBURSEMENT                               (0.08)
-------------------------------------------------------------------------
NET EXPENSES                                                        0.98
-------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.98% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.91% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.



EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                        1 YR.      3 YRS.      5 YRS.       10 YRS.
-----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            100         312          560        1,271
-----------------------------------------------------------------------------------

JPMORGAN DYNAMIC SMALL CAP FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P Small Cap 600/BARRA Growth Index stocks. Market capitalization is the total market value of a company's shares.


The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.


Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.


In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P Small Cap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

The performance for the period before the Select Class Shares were launched on 4/5/99 is based on the performance of Class A Shares of the Fund.


Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -9.53%.

YEAR-BY-YEAR RETURNS (1),(2)

[CHART]

1998                                  13.46%
1999                                  30.19%
2000                                  11.91%

-------------------------------------------------
BEST QUARTER                               24.06%
-------------------------------------------------
                               4th quarter, 1999
-------------------------------------------------
WORST QUARTER                             -18.98%
-------------------------------------------------
                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YR.  LIFE OF FUND
----------------------------------------------------------------------------
SELECT CLASS SHARES                                 11.91       24.50
----------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX (NO EXPENSES)    0.57       11.87
----------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX (NO EXPENSES)   -8.25       15.85
----------------------------------------------------------------------------



(1) THE FUND COMMENCED OPERATIONS ON 1/1/98.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.



ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                                 0.65
DISTRIBUTION (RULE 12b-1) FEES                                  NONE
SHAREHOLDER SERVICE FEES                                        0.25
OTHER EXPENSES                                                  1.45
--------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                        2.35
FEE WAIVER AND EXPENSE REIMBURSEMENT                           (1.25)
--------------------------------------------------------------------
NET EXPENSES                                                    1.10
--------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.



EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

 The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YR.      3 YRS.      5 YRS.       10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         112        614         1,142         2,590
--------------------------------------------------------------------------------

JPMORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please seepages 76 -
77.

THE FUND'S OBJECTIVES

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

Although the Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in equities or fixed-income securities in high-quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVES.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:


- projected earnings growth rate that's greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

- market capitalization of more than $500 million.

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.49%.



YEAR-BY-YEAR RETURNS(1)


[CHART]

1991                                     31.69%
1992                                      6.43%
1993                                      2.48%
1994                                     -0.90%
1995                                     25.78%
1996                                     20.52%
1997                                     37.20%
1998                                     41.38%
1999                                     31.85%
2000                                    -23.65%

-------------------------------------------------
BEST QUARTER                               27.40%
-------------------------------------------------
                               4th quarter, 1998
-------------------------------------------------
WORST QUARTER                             -17.83%
-------------------------------------------------
                               4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000



                                                     PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
------------------------------------------------------------------------------------------
SELECT CLASS SHARES                                  -23.65      18.67        15.47
------------------------------------------------------------------------------------------
S&P 500/BARRA GROWTH INDEX (NO EXPENSES)             -22.08      19.16        17.60
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX (NO EXPENSES)    -19.68      17.85        17.32
------------------------------------------------------------------------------------------



(1) THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                                            0.50
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES                                                             0.27
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                   1.02
FEE WAIVER AND EXPENSE REIMBURSEMENT                                      (0.02)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.00
-------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                    1 YR.      3 YRS.       5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        102        323          561        1,246
------------------------------------------------------------------------------

JP MORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.


THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of primarily income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.


Although the Fund intends to invest primarily in equity securities it may also invest in investment grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.78%.


YEAR-BY-YEAR RETURNS(1)


[CHART]

1991                                  22.10%
1992                                   5.61%
1993                                  12.34%
1994                                  -3.37%
1995                                  33.72%
1996                                  17.87%
1997                                  31.05%
1998                                  26.20%
1999                                  13.06%
2000                                  -3.85%

--------------------------------------------
BEST QUARTER                          18.89%
--------------------------------------------
                          4th quarter, 1998
--------------------------------------------
WORST QUARTER                         -8.07%
--------------------------------------------
                          3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000



                                                   PAST 1 YR.   PAST 5 YRS.  PAST 10 YRS.
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES                                -3.85         16.21        14.77
-----------------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                        -9.10         18.33        17.44
-----------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX (NO EXPENSES)      7.46         13.42        14.45
-----------------------------------------------------------------------------------------



(1) THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                                            0.40
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES                                                             0.38
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                   1.03
FEE WAIVER AND EXPENSE REIMBURSEMENT                                      (0.13)
--------------------------------------------------------------------------------
NET EXPENSES                                                               0.90
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.



EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.



                                    1 YR.      3 YRS.       5 YRS.       10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        92         315          556          1,248
--------------------------------------------------------------------------------

JP MORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.


THE FUND'S OBJECTIVE
The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The adviser will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display or have the potential for displaying level or rising dividends.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.


Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management

(USA) Inc. JPMFAM (USA)), applies an active equity management style. The Fund focuses on companies with high-quality management, with a leading or dominant position in a major product line, new or innovative products and services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if the companies in which it invests do not pay dividends.


Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to the economic problems of those issuing the securities.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, which contains large companies with low price-to-book ratios relative to the S&P 500 Index, and the Lipper Large-Cap Value Funds Index.

The performance for the period before Institutional Class Shares were launched on 1/24/96 is based on the performance of Class A shares of the Fund.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -4.64%.


YEAR-BY-YEAR RETURNS(1)


[CHART]

1991                                    59.13%
1992                                    15.06%
1993                                    12.99%
1994                                    -3.41%
1995                                    27.55%
1996                                    19.86%
1997                                    30.07%
1998                                    14.50%
1999                                     8.52%
2000                                     0.86%

----------------------------------------------
BEST QUARTER                            33.98%
----------------------------------------------
                             1st quarter, 1991
----------------------------------------------
WORST QUARTER                          -12.11%
----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000



                                                     PAST 1 YR.   PAST 5 YRS.  PAST 10 YRS.
-------------------------------------------------------------------------------------------
SELECT CLASS SHARES                                  0.86         14.33        17.41
-------------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX (NO EXPENSES)              6.08         16.81        16.88
-------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX (NO EXPENSES)     1.95         15.74        16.12
-------------------------------------------------------------------------------------------



(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.



ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                                        0.40
DISTRIBUTION (RULE 12B-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                               0.25
OTHER EXPENSES(1)                                                      0.28
----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                               0.93
FEE WAIVER AND EXPENSE REIMBURSEMENT (2)                              (0.03)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                        0.90
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/02.



EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YR.      3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         92         293         512        1,140
------------------------------------------------------------------------------

JP MORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the adviser believes to be undervalued. Market capitalization is the total market value of a company's shares.


Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.


The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met. The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's shares. As of the date of this prospectus, Select Class Shares are being introduced. The performance for the period before the Select Class Shares were offered is based on the performance of the Fund's Institutional Class Shares. The actual returns of the Select Class Shares would have been lower than shown because the Select Class Shares have higher expenses than the Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.50%.


YEAR-BY-YEAR RETURNS (1),(2),(3)


[CHART]

1998                                19.77%
1999                                13.87%
2000                                35.28%


----------------------------------------------
BEST QUARTER                            17.96%
----------------------------------------------
                             4th quarter, 1998
----------------------------------------------
WORST QUARTER                          -11.06%
----------------------------------------------
                             3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)


                                                            PAST 1 YR.    LIFE OF FUND
--------------------------------------------------------------------------------------
SELECT CLASS SHARES(3)                                      35.28         23.45
--------------------------------------------------------------------------------------
S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)             27.84         13.34
--------------------------------------------------------------------------------------
RUSSELL MID CAP VALUE INDEX (NO EXPENSES)                   19.18          9.87
--------------------------------------------------------------------------------------



(1) THE FUND COMMENCED OPERATIONS ON 11/13/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                                         0.70
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                NONE
OTHER EXPENSES(1)                                                       1.10
TOTAL OPERATING EXPENSES                                                1.80
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.80)
NET EXPENSES(2)                                                         1.00



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.



EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                    1 YR.       3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        102         488         900        2,050
------------------------------------------------------------------------------

JP MORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P Small Cap 600 Index stocks. Market capitalization is the total market value of a company's shares.

Prior to the date of this prospectus the Fund was closed to new investors.


Equity securities include common and preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.


Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Fleming Asset Management (USA) Inc (JPMFAM (USA)), the Fund's adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share.
The Fund also focuses on companies with high-quality management, a leading or dominant position in a major product line, new or innovative products and services, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.


In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. As of the date of this prospectus, Select Class Shares are being introduced. The performance for the period before the Select Class Shares were offered is based on the performance of the Fund's Institutional Class Shares. The actual returns of the Select Class Shares would have been lower than shown because the Select Class Shares have higher expenses than the Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P Small Cap 600 Index, a widely recognized market benchmark, and the Lipper Small Cap Core Funds Index.

The performance for the period before Institutional Class shares were launched on 5/7/96 is based on the performance of Class A Shares of the Fund. Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.00%.


YEAR-BY-YEAR RETURNS(1),(2),(3)


[CHART]

1995                                     54.04%
1996                                     29.18%
1997                                     18.15%
1998                                      3.71%
1999                                     14.37%
2000                                     14.80%

----------------------------------------------
BEST QUARTER                            19.51%
----------------------------------------------
                             4th quarter, 1998
----------------------------------------------
WORST QUARTER                          -21.04%
----------------------------------------------
                             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 20001

                                           PAST 1 YR.   PAST 5 YRS.    LIFE OF FUND
-----------------------------------------------------------------------------------
SELECT CLASS SHARES(3)                     14.80        15.76          22.04
-----------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX (NO EXPENSES)       11.80        13.57          16.15
-----------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS
INDEX (NO EXPENSES)                         6.93        12.44          15.28
-----------------------------------------------------------------------------------



(1) THE FUND COMMENCED OPERATIONS ON 1/1/95.
(2) THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                                     0.65
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES                                                      0.23
-------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                            1.13
FEE WAIVER AND EXPENSE REIMBURSEMENT                               (0.25)
-------------------------------------------------------------------------
NET EXPENSES                                                        0.88
-------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.88% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.



EXAMPLE The example is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                    1 YR.       3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        90          334         598        1,352
------------------------------------------------------------------------------

JP MORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 -
77.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at the initial time of purchase, that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.


Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser, is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multifaceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year and has another 250 in-office meetings and conference contacts.


During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.


The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the guidelines set by the Fund's adviser.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record of the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS - 0.96%.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART

1998                                       14.86%
1999                                       46.54%
2000                                       -7.79%


----------------------------------------------------
BEST QUARTER                               23.59%
----------------------------------------------------
                                4th quarter, 1998
----------------------------------------------------
WORST QUARTER                             -18.29%
----------------------------------------------------
                                3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)



                                                   PAST(1) YR.   LIFE OF FUND
SELECT CLASS SHARES                                 -7.79       15.82
------------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)                    -3.02        4.80
------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)            -22.43        3.02
------------------------------------------------------------------------------



(1) THE FUND COMMENCED OPERATIONS ON 11/4/97.

(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                    0.80
DISTRIBUTION (RULE 12b-1) FEES                     NONE
SHAREHOLDER SERVICE FEES                           NONE
OTHER EXPENSES(1)                                  1.20
-------------------------------------------------------------
TOTAL OPERATING EXPENSES                           2.00
FEE WAIVER AND EXPENSE REIMBURSEMENT              (0.90)
NET EXPENSES(2)                                    1.10
-------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.



EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                   1 YR.      3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       112        540         995        2,255
------------------------------------------------------------------------------

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
76 - 77.


THE  FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities,the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.


Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.


The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management. Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J. P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price
- high  potential reward  compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

For the period 1/1/90 through 9/30/93, returns reflect performance of The Pierpont Equity Fund, the predecessor of the Fund.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%


YEAR-BY-YEAR RETURNS(1),(2)


[CHART]

1991                      34.12%
1992                       8.73%
1993                      11.06%
1994                      -0.32%
1995                      32.83%
1996                      21.22%
1997                      28.58%
1998                      24.79%
1999                      14.88%
2000                      -6.37%

------------------------------------
BEST QUARTER              21.46%
------------------------------------
               4th quarter, 1998
------------------------------------
WORST QUARTER            -17.97%
------------------------------------
               3rd quarter, 1998
------------------------------------

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000



                               PAST (1) YR.     PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------
SELECT CLASS SHARES(2)         -6.37            15.91         16.19
--------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)    -9.10            18.33         17.44
--------------------------------------------------------------------------



(1) THE FUND'S FISCAL YEAR END IS 5/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                0.40
DISTRIBUTION (RULE 12b-1) FEES                 NONE
SHAREHOLDER SERVICE FEES                       0.25
OTHER EXPENSES                                 0.24
------------------------------------------------------
TOTAL OPERATING EXPENSES                       0.89
FEE WAIVER AND EXPENSE REIMBURSEMENT          (0.10)
------------------------------------------------------
NET EXPENSES                                   0.79
------------------------------------------------------



EXPENSE EXAMPLE The example below is in tended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                  1 YR.     3 YRS.    5 YRS.   10 YRS.
-------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      81        252       462      1,067
--------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED  EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.79% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 76 - 77.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.


THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in stocks of small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.


Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.


Although the Fund intends to invest primarily in stocks it may invest in high-quality money market instruments and repurchase agreements.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL
     VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P.Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price - high potential reward compared to potential risk
- temporary mispricings caused by market overreactions


THE FUND'S MAIN INVESTMENT RISKS


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

For the period 1/1/90 through 11/30/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the Fund.


Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.73%


YEAR-BY-YEAR RETURNS(1),(2)


[CHART]

1991                      59.59%
1992                      18.98%
1993                       8.59%
1994                      -5.81%
1995                      31.88%
1996                      20.84%
1997                      22.70%
1998                      -5.28%
1999                      44.30%
2000                      -9.59%

------------------------------------------
BEST QUARTER                        34.75%
------------------------------------------
                         4th quarter, 1999
------------------------------------------
WORST QUARTER                      -21.61%
------------------------------------------
                         3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000



                                  PAST 1 YR.   PAST 5 YRS.     PAST 10 YRS.
---------------------------------------------------------------------------
SELECT CLASS SHARE(2)             -9.59        12.87           16.72
---------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)  -3.02        10.31           15.53
---------------------------------------------------------------------------



(1) THE FUND'S FISCAL YEAR END IS 5/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                               0.60
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.24
---------------------------------------------------
TOTAL OPERATING EXPENSES                      1.09
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)      (0.08)
---------------------------------------------------
NET EXPENSES(2)                               1.01
---------------------------------------------------



EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                    1 YR.       3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        103         322         576         1,306
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.01% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
76 - 77.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000 Growth Index.


In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P.Morgan Investment Management Inc. (JPMIM), the Fund's adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts  that could  trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be renamed "Select" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of small cap U.S. growth stocks used as a measure of overall U.S. small cap growth stock performance.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -12.20%.


YEAR-BY-YEAR RETURNS(1),(2),(3)


[CHART]

1998                           5.21%
1999                          61.63%
2000                         -21.63%

---------------------------------------
BEST QUARTER                  42.58%
---------------------------------------
                   4th quarter, 1999
---------------------------------------
WORST QUARTER                -24.30%
---------------------------------------
                   4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)


                                          PAST(1)YR.    LIFE OF FUND
-----------------------------------------------------------------------
SELECT CLASS SHARE(3)                     -21.63         13.02
-----------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)   -22.43          5.50
-----------------------------------------------------------------------



(1) THE FUND COMMENCED OPERATIONS ON 6/16/97 AND RETURNS REFLECT PERFORMANCE FROM 6/30/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                   0.60
DISTRIBUTION (RULE 12b-1) FEES                    NONE
SHAREHOLDER SERVICE FEES                          0.25
OTHER EXPENSES                                    0.25
----------------------------------------------------------
TOTAL OPERATING EXPENSES                          1.10
FEE WAIVER AND EXPENSE REIMBURSEMENT             (0.08)
----------------------------------------------------------
NET EXPENSES(2)                                   1.02
----------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.02% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.



EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YR.      3 YRS.      5 YRS.     10 YRS.
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         104        325         582        1,317
------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Disciplined Equity, Diversified, U.S. Equity, and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The Balanced, Core Equity, Equity Growth, and Equity Income Funds are series of Mutual Fund Investment Trust a, Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland corporation. The Capital Growth, Dynamic Small Cap, Growth and Income, and Small Cap Equity Funds are series of Mutual Fund Group, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.


THE FUNDS' INVESTMENT ADVISERS
JPMIM, JPMFAM (USA) and Robert Fleming, Inc. (Robert Fleming) are the investment advisers and make the day-to-day investment decisions for the Funds.


JPMIM is the investment adviser for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company, and U.S. Small Company Opportunities Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, and Small Cap Equity Funds. Prior to February 28, 2001, the adviser to the Funds was The Chase Manhattan Bank (Chase). JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Robert Fleming, Inc. is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming, Inc. is located at 522 5th Avenue, New York, NY 10036.

JPMIM, JPMFAM (USA) and Robert Fleming, Inc. are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:


                               FISCAL
FUND                          YEAR END      %
------------------------------------------------
BALANCED FUND                  5/31      0.50
------------------------------------------------
CAPITAL GROWTH FUND           10/31      0.40
------------------------------------------------
CORE EQUITY FUND              10/31      0.50
------------------------------------------------
DISCIPLINED EQUITY FUND        5/31      0.35
------------------------------------------------
DIVERSIFIED FUND               6/30      0.55
------------------------------------------------
DYNAMIC SMALL CAP FUND        10/31      0.65
------------------------------------------------
EQUITY GROWTH FUND            12/31      0.50
------------------------------------------------
EQUITY INCOME FUND            12/31      0.40
------------------------------------------------
GROWTH AND INCOME FUND        10/31      0.40
------------------------------------------------
MID CAP VALUE FUND             9/30      0.70
------------------------------------------------
SMALL CAP EQUITY FUND         10/31      0.65
------------------------------------------------
SMALL CAP GROWTH FUND          9/30      0.80
------------------------------------------------
U.S. EQUITY FUND               5/31      0.40
------------------------------------------------
U.S. SMALL COMPANY FUND        5/31      0.60
------------------------------------------------
U.S. SMALL COMPANY
OPPORTUNITIES FUND             5/31      0.60
------------------------------------------------


PORTFOLIO MANAGERS BALANCED FUND

Henry Lartigue and Jeff Phelps, Portfolio Managers at JPMFAM (USA), are responsible for the equity portion of the portfolio. The fixed income portion of the portfolio is managed by a team of individuals at JPMFAM (USA).

Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since

October 1999. Mr. Phelps joined JPMFAM (USA) in 1997.


CAPITAL GROWTH FUND

Chris Matlock, Portfolio Manager at JPMFAM (USA) and Mr. Heintz are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Both have been managing the Fund since August 1999. Robert Heintz, Managing Director and Director of Equity Management, and Research at JPMFAM (USA), has worked at JPMFAM (USA) since 1983 in a variety of investment management positions.


CORE EQUITY FUND

Messrs. Lartigue and Phelps are responsible for management of the Fund. Please see above for information on Messrs. Lartigue and Phelps.


DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Vice President, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President. Mr. Gill has been at JPMIM since 1996 and prior to that he was a portfolio manager at Bank of Tokyo-Mitsubishi Asset Management. Mr. Devlin has been at JPMorgan Chase (or one of its predecessors) since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms Buziak has been at JPMIM since March of 1997.


DIVERSIFIED FUND

The portfolio management team is led by John M. Devlin, Vice President, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, Vice President, joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group as a fixed income and currency trader and portfolio manager in Milan.


DYNAMIC SMALL CAP FUND

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Both have been managing the Fund since August 1999. Please see above for information on Mr.Lartigue.


EQUITY GROWTH FUND
Mr. Lartigue has managed the portfolio since July of 1994. Please see above for information on Mr. Lartigue.

EQUITY INCOME FUND
Mr. Heintz has been managing the Fund since inception. Please see above for information on Mr. Heintz.

GROWTH AND INCOME FUND

Mr. Heintz and Stephen J. O'Keefe, CFA, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund. Mr.O'Keefe joined JPMFAM (USA) in 1989. Both have been managing the Fund since August 1999. Please see above for information on Mr. Heintz.


MID CAP VALUE FUND

Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Fund. Mr.Simon has worked as a portfolio manager with various affiliates of Robert Fleming, Inc., the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

SMALL CAP EQUITY FUND
Mr. Lartigue and Ms. Ellis, are responsible for management of the Fund. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue and Ms. Ellis.

SMALL CAP GROWTH FUND

Christopher Mark Vyvyan Jones, serves as portfolio manager to the Fund. Mr.Jones has worked as a portfolio manager with various affiliates of Robert Fleming, Inc., the adviser, since 1982 and is currently a Director of Robert Fleming, Inc. Mr. Jones is head of the adviser's Small Company Investment Team.


U.S. EQUITY FUND

The portfolio management team is led by Henry D. Cavanna, Managing Director, and James H. Russo, Vice President and CFA. Mr Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr.Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.


U.S. SMALL COMPANY FUND

The portfolio management team is led by Marian U. Pardo, Managing Director, Saira Durcanin, Vice President and CFA, and Carolyn Jones, Vice President.
Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcan in has been with JPMIM since July 1995 as a small company equity analyst and portfolio manager.
Ms. Jones has been with JPMIM since July 1998. Ms. Jones has served as a portfolio manager in JPMIM's private banking group.


U.S. SMALL COMPANY OPPORTUNITIES FUND
The portfolio management team is led by Marian U. Pardo, Saira Durcanin and Carolyn Jones. See above for information on Ms. Pardo, Ms. Durcanin and
Ms. Jones.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company and U.S. Small Company Opportunities Funds. Chase is the administrator for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.


The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,

P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.


You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such shares were purchased.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.


If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. Current Shareholders of Select Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Shares of this and other Funds without regard to this minimum. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.


SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.


REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.



OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instruc-tions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


Each Fund may issue multiple classes of shares. This prospectus relates only to Select Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Balanced Fund, Core Equity Fund, Disciplined Equity Fund, Diversified Fund, Equity Growth Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Capital Growth Fund, Dynamic Small Cap Fund, Small Cap Equity Fund, U.S. Small Company Fund and the U.S. Small Company Opportunities Fund generally distribute any net investment income at least semiannually. The Mid-Cap Value and Small Cap Growth Funds generally distribute net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:


- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Capital gain dividends are usually taxable as long-term capital gain at the federal, state and local levels.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.


Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup with-holding.


The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.


The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.




POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before         - The Funds can take advantage of         - The Funds segregate liquid assets to
  issue or for delayed delivery, it            attractive transac- tion opportunities    offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise a Fund's     - The Funds could realize gains in a      - The Funds generally avoid short-term
  brokerage and related costs                  short period of time                      trading, except to take advantage of
- Increased short-term capital gains         - The Funds could protect against losses    attractive or unexpected opportunities
  distributions could raise                    if a stock is overvalued and its value    or to meet demands generated by
  shareholders' income tax liability           later falls                               shareholder activity
                                                                                       - The Funds' Portfolio Turnover Rate for
                                                                                         the most recent fiscal year is listed
                                                                                         below:
                                                                                         Balanced Fund: 102% (for the most
                                                                                         recent semiannual period)
                                                                                         Capital Growth Fund: 25% (for the most
                                                                                         recent period)
                                                                                         Core Equity Fund: 32% (for the most
                                                                                         recent period)
                                                                                         Dynamic Small Cap Fund: 22% (for the
                                                                                         most recent period)
                                                                                         Equity Growth Fund: 71% (for the most
                                                                                         recent period)
                                                                                         Equity Income Fund: 3% (for the most
                                                                                         recent period)
                                                                                         Growth and Income Fund: 10% (for the
                                                                                         most recent period)
                                                                                         Small Cap Equity Fund: 23% (for the
                                                                                         most recent period)
                                                                                         U.S. Small Company Opportunities
                                                                                         Fund: 117% (for the most recent period)

DERIVATIVES
- Derivatives such as futures, options,      - Hedges that correlate well with         - The Funds use derivatives, such as
  swaps, and for- ward foreign currency        underlying posi- tions can reduce or      futures, options, swaps and forward
  contracts(1) that are used for hedging       eliminate losses at low cost              foreign currency contracts, for
  the portfolio or specific securities       - The Funds could make money and protect    hedging and for risk management (i.e.,
  may not fully offset the underlying          against losses if management's            to adjust duration or yield curve
  positions and this could result in           analysis proves correct - Derivatives     exposure, or to establish or adjust
  losses to a Fund that would not have         that involve leverage could generate      exposure to particular securities,
  otherwise occurred                           substantial gains at low cost             markets or curren- cies); risk
- Derivatives used for risk management                                                   management may include management of a
  or to increase the Fund's gain may not                                                 Fund's exposure relative to its
  have the intended effects and may                                                      benchmark. Certain Funds may also use
  result in losses or missed                                                             derivatives to increase the Fund's
  opportunities                                                                          gain
- The counter party to a derivatives                                                   - A Fund only establishes hedges that it
  contract could default                                                                 expects will be highly correlated with
- Derivatives that involve leverage                                                      underlying positions
  could magnify losses                                                                 - While the Funds may use derivatives
- Certain types of derivatives involve                                                   that incidentally involve leverage,
  costs to the Funds which can reduce                                                    they do not use them for the specific
  returns                                                                                purpose of leveraging their portfolio
- Derivatives may, for tax purposes,
  affect the charac- ter of gain and
  loss realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD

SECURITIES LENDING
- When a Fund lends a security, there is     - The Funds may enhance income through    - Each adviser maintains a list of
  a risk that the loaned securities may        the investment of the collateral          approved borrowers
  not be returned if the borrower or the       received from the borrower              - The Funds receive collateral equal to
  lending agent defaults                                                                 at least 100% of the current value of
- The collateral will be subject to the                                                  the securities loaned
  risks of the securities in which it is                                               - The lending agents indemnify the Funds
  invested                                                                               against borrower default
                                                                                       - Each adviser's collateral investment
                                                                                         guidelines limit the quality and
                                                                                         duration of collateral investment to
                                                                                         minimize losses
                                                                                       - Upon recall, the borrower must return
                                                                                         the securities loaned within the
                                                                                         normal settlement period

MARKET CONDITIONS
- Each Fund's share price and                - Stocks have generally outperformed      - Under normal circumstances the Funds
  performance will fluctuate in response       more stable investments (such as bonds    plan to remain fully invested, with at
  to stock and/or bond market movements        and cash equivalents) over the long       least 65% in stocks; stock investments
- Adverse market conditions may from           term                                      may include U.S. and foreign common
  time to time cause a Fund to take          - With respect to the Diversified and       stocks, convertible securities,
  temporary defensive positions that are       Balanced Funds, a diversified,            preferred stocks, trust or partner
  inconsistent with its principal              balanced portfolio should mitigate the    ship interests, warrants, rights, REIT
  investment strategies and may hinder         effects of wide market fluctuations,      interests and investment company
  the Fund from achieving its investment       especially when stock and bond prices     securities
  objective                                    move in different directions            - A Fund seeks to limit risk and enhance
                                                                                         performance through active man-
                                                                                         agement and diversification
                                                                                       - During severe market downturns, each
                                                                                         Fund has the option of investing up to
                                                                                         100% of assets in investment-grade
                                                                                         short-term securities

MANAGEMENT CHOICES
- A Fund could under perform its             - A Fund could outperform its benchmark   - The advisers focus their active
  benchmark due to its securities and          due to these same choices                 management on securities selection,
  asset allocation choices                                                               the area where they believe their
                                                                                         commitment to research can most
                                                                                         enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could     - Favorable exchange rate movements       - The Funds anticipate that total
  reduce gains or create losses                could generate gains or reduce losses     foreign investments will not exceed
- A Fund could lose money because of         - Foreign investments, which represent a    20% of assets (30% for Diversified
  foreign government actions, political        major portion of the world's              Fund, 30% for Equity Growth Fund and
  instability, or lack of adequate and         securities, offer attractive potential    10% for Small Cap Growth Fund)
  accurate information                         performance and opportunities for       - The Funds actively manage the currency
- Currency and investment risks tend to        diversification                           exposure of their foreign investments
  be higher in emerging markets; these       - Emerging markets can offer higher         relative to their benchmarks, and may
  markets also present higher liquidity        returns                                   hedge back into the U.S. dollar from
  and valuation risks                                                                    time to time (see also "Derivatives");
                                                                                         these currency management techniques
                                                                                         may not be available for certain
                                                                                         emerging markets investments

ILLIQUID HOLDINGS
- Each Fund could have difficulty            - These holdings may offer more attrac-   - No Fund may invest more than 15% of
  valuing these holdings precisely             tive yields or potential growth than      net assets in illiquid holdings
- Each Fund could be unable to sell these      comparable widely traded securities     - To maintain adequate liquidity to meet
  holdings at the time or price it                                                       redemptions, each Fund may hold high
  desires                                                                                quality short-term securities
                                                                                         (including repurchase agreements and
                                                                                         reverse repurchase agreements) and,
                                                                                         for temporary or extraordinary
                                                                                         purposes, may borrow from banks up to
                                                                                         33 1/3% of the value of its total
                                                                                         assets or draw on a line of credit

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative fund's annual report, which are available upon request.

JP MORGAN BALANCED FUND(1)



                                                       SIX MONTHS
                                                            ENDED                        YEAR ENDED
                                                          6/30/01  ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                      (UNAUDITED)     12/31/00     12/31/99  12/31/98    12/31/97   12/31/96
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $30.27       $38.50       $34.54      $29.26      $23.66     $21.25
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                0.28(2)      0.86(2)      0.78(2)     0.73        0.74       0.63

     Net gains or losses in securities (both realized
     and unrealized)                                     (1.80)       (1.96)        4.07        6.53        4.86       1.78
                                                         ------       ------      ------      ------      ------     --------
     Total from investment operations                    (1.52)       (1.10)        4.85        7.26        5.60       2.41

   Less distributions:

     Dividends from net investment income                 0.20         1.38         0.70        0.73          --         --

     Distributions from capital gains                     0.34         5.75         0.19        1.25          --         --
                                                        ------       ------       ------      ------      ------     --------
     Total dividends and distributions                    0.54         7.13         0.89        1.98          --         --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $28.21       $30.27       $38.50      $34.54      $29.26     $23.66
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             (4.98%)      (2.55%)      14.23%      25.15%      23.67%     11.31%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                       $55          $61         $103         $59         $36       $23
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                            1.00%        1.00%        1.00%       1.00%       1.00%      1.00%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                               1.97%        2.23%        2.19%       2.32%       2.73%      2.82%
-----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(3)                                    1.08%        1.06%        1.19%       1.28%       1.28%      1.17%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                1.89%        2.17%        2.00%       2.04%       2.45%      2.65%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    102%         134%          45%         58%         64%        70%
-----------------------------------------------------------------------------------------------------------------------------



(1) Formerly Chase Balanced Fund.
(2) Calculated based upon average shares outstanding.
(3) Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND(1)



                                                    SIX MONTHS
                                                         ENDED                         YEAR ENDED                     1/25/96(2)
                                                       4/30/01    ---------------------------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE                     (UNAUDITED)  10/31/00      10/31/99     10/31/98      10/31/97      10/31/96
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $48.76     $43.36        $41.53       $46.90      $41.65       $35.26
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                 --(3)    0.04(3)      (0.05)(3)     0.07        0.13(3)      0.17

      Net gains or losses in securities (both
      realized and unrealized)                           (2.07)     10.27          5.80        (0.54)      10.17         6.34
                                                        ------     ------        ------       ------      ------       ----------
      Total from investment operations                   (2.07)     10.31          5.75        (0.47)      10.30         6.51

   Distributions to shareholders from:

      Dividends from net investment income                  --         --            --           --        0.25         0.12

      Distributions from capital gains                    5.48       4.91          3.92         4.90        4.80          --
                                                        ------     ------        ------       ------      ------       ----------
      Total dividends and distributions                   5.48       4.91          3.92         4.90        5.05         0.12
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $41.21     $48.76        $43.36       $41.53      $46.90       $41.65
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                          (3.91%)    26.34%        14.71%       (1.20%)     26.98%       18.13%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                     $3        $15           $18          $52         $52         $32
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                            0.93%      0.94%         0.92%        0.91%       0.91%        1.25%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                               0.01%      0.09%        (0.11%)       0.11%       0.31%        0.81%
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements(5)         0.98%      1.06%         0.99%        0.91%       0.91%        1.25%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and
   reimbursements(3)                                     (0.04%)    (0.03%)       (0.18%)       0.11%       0.31%        0.81%
---------------------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate(6)                               25%        66%           86%         104%         67%          90%
---------------------------------------------------------------------------------------------------------------------------------



(1) Formerly Chase Vista Capital Growth Fund.
(2) Commencement of offering class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) The percentages reflect the portfolio turnover of the capital growth portfolio, of which the fund invested all of its investable assets.

JPMORGAN CORE EQUITY FUND(1)



                                                         SIX MONTHS
                                                              ENDED                            YEAR ENDED
                                                            6/30/01     --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                         (UNAUDITED)    12/31/00   12/31/99     12/31/98   12/31/97   12/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $26.41       $32.24     $26.52       $21.25     $15.94     $13.01
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                      --(2)        --       0.04(2)      0.09       0.14       0.16
                                                            -------      -------     ------       ------     ------     --------
      Net gains or losses in securities (both realized
      and unrealized)                                         (2.73)       (3.95)      6.27         6.44       5.17       2.77

      Total from investment operations                        (2.73)       (3.95)      6.31         6.53       5.31       2.93

   Less distributions:

      Dividends from net investment income                       --           --       0.04         0.09         --         --

      Distributions from capital gains                           --         1.88       0.55         1.17         --         --
                                                            -------      -------     ------       ------     ------     --------
      Total dividends and distributions                          --         1.88       0.59         1.26         --         --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $23.68       $26.41     $32.24       $26.52      $21.25    $15.94
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                (10.34%)      (11.99%)    23.89%       30.95%     33.33%    22.54%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                           $119         $143       $181          $89        $51        $29
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                 1.00%        1.00%      1.00%        1.00%      1.00%      1.00%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                    0.02%       (0.01%)     0.13%        0.39%      0.74%      1.10%
--------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(3)                                         1.08%        1.05%      1.11%        1.18%      1.20%      1.14%
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                    (0.06%)      (0.06%)     0.02%        0.21%      0.54%      0.96%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          32%**        37%**      11%(4)       32%        24%        29%
--------------------------------------------------------------------------------------------------------------------------------



(1) Formerly Chase Core Equity Fund.
(2) Calculated based upon average shares outstanding.
(3) Short periods have been annualized.
(4) Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in the core equity portfolio, and the portfolio turnover rate is disclosed at the portfolio level.
(5) Less than $.005 per share.
 ** The percentages reflect the portfolio turnover of the core equity portfolio, of which the fund invested all of its investable assets.

JPMORGAN DYNAMIC SMALL CAP FUND



                                                                                 SIX MONTHS              YEAR        4/5/99(2)
                                                                                      ENDED             ENDED          THROUGH
PER SHARE OPERATING PERFORMANCE                                                     4/30/01          10/31/00         10/31/99
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $  24.65       $  15.98          $ 14.11
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                                         (0.06)(3)      (0.13)(3)        (0.05)

      Net gains or losses in securities (both realized
      unrealized)                                                                   (5.38)          8.80            1.92
                                                                                 --------       --------          ----------
      Total from investment operations                                              (5.44)          8.67            1.87

   Distributions to shareholders from:

      Dividends from net investment income                                             --             --              --

      Distributions from capital gains                                               3.38             --              --
                                                                                 --------       --------          -----------
      Total dividends and distributions                                              3.38             --              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $15.83         $24.65           $15.98
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                                                    (23.11%)        54.26%           13.25%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
=============================================================================================================================
Net assets, end of period (in millions)                                               $--(6)        $--(6)            $--(6)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                                       1.10%          1.10%            1.91%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                                         (0.66%)        (0.59%)          (0.96%)
-----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(5)                 14.70%         15.48%(7)        34.70%(7)
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits(5)   (14.26%)       (14.97%)(7)      (33.75%)(7)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                22%            87%              92%
-----------------------------------------------------------------------------------------------------------------------------



(1) Formerly Chase Vista Small Cap Opportunities Fund.
(2) Commencement of offering class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.
(6) Amounts round to less than one million.
(7) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN EQUITY GROWTH FUND



                                                         SIX MONTHS
                                                              ENDED                     YEAR ENDED
                                                             6/30/01    -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                          (UNAUDITED)   12/31/00  12/31/99    12/31/98  12/31/97  12/31/96
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $43.44      $68.09    $52.36      $38.36    $27.95    $23.20
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                    (0.07)(2)   (0.26)(2) (0.14)(2)    0.03      0.07      0.10

      Net gains or losses in securities (both realized
      and unrealized)                                          (5.11)     (16.22)    16.78       15.78     10.34      4.65
                                                              ------     -------    ------      ------    ------    ---------
      Total from investment operations                         (5.18)     (16.48)    16.64       15.81     10.41      4.75

   Less distributions:

      Dividends from net investment income                        --          --        --        0.03        --        --

      Distributions from capital gains                          2.22        8.17      0.91        1.78        --        --
                                                              ------     -------    ------      ------     -----    ---------
Total dividends and distributions                               2.22        8.17      0.91        1.81        --        --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $36.04      $43.44    $68.09      $52.36    $38.36    $27.95
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                  (11.49%)    (23.65%)   31.85%      41.38%    37.20%    20.52%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                            $134        $179      $320        $179       $74       $57
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                  1.00%       1.00%     1.00%       1.00%     1.00%     1.00%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                    (0.36%)     (0.40%)   (0.24%)      0.05%     0.20%     0.41%
-----------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(3)                                          1.05%       1.02%     1.03%       1.09%     1.11%     1.08%
-----------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                     (0.41%)     (0.42%)   (0.27%)     (0.04%)    0.09%     0.33%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           71%**       58%**     15%(4)      35%       35%       62%
-----------------------------------------------------------------------------------------------------------------------------



(1)Formerly Chase Equity Growth Fund.
(2)Calculated based upon average shares outstanding.
(3)Short periods have been annualized.
(4)Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in the Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level.
* The percentages reflect the portfolio turnover of the Equity Growth Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN EQUITY INCOME FUND(1)



                                                              SIX MONTHS
                                                                   ENDED                        YEAR ENDED
                                                                 6/30/01   ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                             (UNAUDITED)    12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $35.33      $49.80     $46.14     $36.97     $28.21     $23.93
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                                         0.10(2)     0.29(2)    0.32(2)    0.33       0.40       0.43

      Net gains or losses in securities (both realized and
      unrealized)                                                  (3.20)      (2.66)      5.65       9.32       8.36       3.85
                                                                  ------      ------     -------    -------    -------    -------
      Total from investment operations                             (3.10)      (2.37)      5.97       9.65       8.76       4.28

   Less distributions:

      Dividends from net investment income                          0.08        0.29       0.31       0.34         --         --

      Distributions from capital gains                              0.02       11.81       2.00       0.14         --         --
                                                                  ------      ------     -------    -------    -------    -------
      Total dividends and distributions                             0.10       12.10       2.31       0.48         --         --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $32.13      $35.33     $49.80     $46.14     $36.97     $28.21
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       (8.78%)    (3.85%)     13.06%     26.20%     31.50%     17.87%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                 $82         $97       $170       $128        $75        $63
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                      0.93%       1.00%      1.00%      1.00%      1.00%      1.00%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                         0.60%       0.59%      0.66%      0.82%      1.67%      1.67%
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings
   credits(3)                                                       0.99%       1.03%      1.09%      1.10%      1.11%      1.07%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   and earnings credits(3)                                          0.54%       0.56%      0.57%      0.72%      1.56%     1.60%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                3%         15%        16%         3%        14%       24%
---------------------------------------------------------------------------------------------------------------------------------



1 Formerly Chase Equity Income Fund.
2 Calculated based upon average shares outstanding.
3 Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND(1)



                                                   SIX MONTHS
                                                        ENDED                 YEAR ENDED                       1/25/96(2)
                                                      4/30/01     ----------------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE                    (UNAUDITED)  10/31/00   10/31/99   10/31/98   10/31/97     10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $40.99     $43.89     $43.43     $46.35     $39.26       $34.80
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                              0.18(3)    0.26(3)    0.35(3)   0.43(3)     0.52(3)      0.47

      Net gains or losses in securities (both
      realized and unrealized)                          (2.25)      3.33       5.12       3.50      10.20         4.46
                                                       ------     -------    -------    -------   --------    ---------
      Total from investment operations                  (2.07)      3.59       5.47       3.93      10.72         4.93

   Distributions to shareholders from:

      Dividends from net investment income               0.15       0.18       0.34       0.29       0.48         0.47

      Distributions from capital gains                   5.70       6.31       4.67       6.56       3.15          --
                                                       ------     -------    -------    -------   --------    ---------
      Total dividends and distributions                  5.85       6.49       5.01       6.85       3.63         0.47
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $33.07     $40.99     $43.89     $43.43     $46.35       $39.26
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                         (4.69%)     9.34%     13.30%      9.44%     29.37%       13.39%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                    $1         $5        $15        $24       $522          $28
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                           0.88%      0.89%      0.85%      0.85%      0.86%        1.24%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                              0.97%      0.64%      0.80%      0.95%      1.21%        1.73%
-----------------------------------------------------------------------------------------------------------------------
   Expenses without waivers and reimbursements(5)        0.88%      0.93%      0.85%      0.85%      0.86%        1.24%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and
   reimbursements(5)                                     0.97%      0.60%      0.80%      0.95%      1.21%        1.73%
-----------------------------------------------------------------------------------------------------------------------
   Portfolio turnover rate(6)                              10%        30%       125%       113%        65%          62%
-----------------------------------------------------------------------------------------------------------------------



 (1) Formerly Chase Vista Growth and Income Fund.
 (2) Commencement of offering class of shares.
 (3) Calculated based upon average shares outstanding.
 (4) Total return figures do not include the effect of any front-end or deferred sales load.
 (5) Short periods have been annualized.
 (6) The percentages reflect the portfolio turnover of the Growth and Income Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN SMALL CAP EQUITY FUND(1)



                                                   SIX MONTHS
                                                        ENDED               YEAR ENDED                    5/7/96(2)
                                                      4/30/01   ---------------------------------------  THROUGH
PER SHARE OPERATING PERFORMANCE                    (UNAUDITED)   10/31/00 10/31/99  10/31/98  10/31/97  10/31/96
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $28.52     $23.10    $20.59    $23.71    $19.22    $18.44
------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                             (0.03)(3)  (0.05)(3) (0.02)(3) (0.02)     0.03      0.02

      Net gain or losses in securities (both
      realized and unrealized)                          (2.78)      8.12      2.70     (2.46)     4.75      0.76
                                                       --------   --------  --------  --------  ------  --------
      Total from investment operations                  (2.81)      8.07      2.68     (2.48)     4.78      0.78

   Distributions to shareholders from:

      Dividends from net investment income                 --         --        --        --        --        --

      Distributions from capital gains                   3.89       2.65      0.17      0.64      0.29        --
                                                       --------   --------  --------  --------  ------  --------
      Total dividends and distributions                  3.89       2.65      0.17      0.64      0.29        --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $21.82     $28.52    $23.10    $20.59    $23.71    $19.22
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                         (9.78%)    37.94%    13.06%   (10.64%)   25.15%     4.23%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $421       $383      $269      $254      $307       $52
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------
   Expenses(5)                                           0.93%      0.88%     0.88%     1.04%     1.10%     1.10%
----------------------------------------------------------------------------------------------------------------
   Net investment income(5)                             (0.26%)    (0.20%)   (0.07%)   (0.09%)    0.13%     0.27%
---------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and
   earnings credits(5)                                   1.17%      1.13%     1.13%     1.13%     1.14%     1.27%
---------------------------------------------------------------------------------------------------------------
   Net investment income without waivers,
   reimbursements and earnings credits(5)               (0.50%)    (0.45%)   (0.32%)   (0.18%)    0.09%     0.10%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    23%        75%       92%       74%       55%       78%
---------------------------------------------------------------------------------------------------------------



(1) Formerly Chase Vista Small Cap Equity Fund.
(2) Commencement of offering of class of shares.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND(1)




                                                                  YEAR ENDED             6/16/97(2)
                                                      ---------------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:                      5/31/01      5/31/00     5/31/99     5/31/98
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $15.90       $12.17      $12.57      $10.00
------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income                             (0.07)          --       (0.01)      (0.02)

      Net gains or losses on investments (both
      realized and unrealized)                          (2.29)        3.73       (0.08)       2.59
                                                      --------    ----------  ----------  ------------
      Total from investment operations                  (2.36)        3.73       (0.09)       2.57

   Less distributions:

      Distributions from capital gains                   1.35           --        0.31          --
                                                      --------    ----------  ----------  ------------
      Total distributions                                1.35           --        0.31          --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.19       $15.90      $12.17      $12.57
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (15.51)%      30.65%      (0.49)%     25.70%(3)
======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $339         $529        $286        $189
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------
   Net expenses(4)                                       0.99%        0.99%       1.07%       1.19%
------------------------------------------------------------------------------------------------------
   Net investment income (4)                            (0.35)%      (0.47)%     (0.42)%     (0.37)%
------------------------------------------------------------------------------------------------------
   Expenses without reimbursements (4)                   0.99%        0.99%       1.07%       1.25%
------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements (4)     (0.35)%      (0.47)%     (0.42)%     (0.43)%
------------------------------------------------------------------------------------------------------
   Portfolio turnover rate(5)                             117%         132%        116%         73%
------------------------------------------------------------------------------------------------------



(1) Formerly J.P. Morgan U.S. Small Company Opportunities Fund.
(2) Commencement of operations.
(3) Not annualized.
(4) Short periods have been annualized.
(5) The percentages reflect the portfolio turnover of The U.S. Small Company
(5) Opportunities Portfolio, of which the Fund invested all of the investable assets.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:

JPMORGAN FUNDS SERVICE CENTER

P.O. BOX 219392
KANSAS CITY, MO 641 .21-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102 1-202-942-8090
Email: Publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039


           The fund's investment company act file nos.are as follows:

                 JPMorgan Balanced Fund              811-5526
                 JPMorgan Capital Growth Fund        811-5151
                 JPMorgan Core Equity Fund           811-5526
                 JPMorgan Disciplined Equity Fund    811-7342
                 JPMorgan Diversified Fund           811-7342
                 JPMorgan Dynamic Small Cap Fund     811-5151
                 JPMorgan Equity Growth Fund         811-5526
                 JPMorgan Equity Income Fund         811-5526
                 JPMorgan Growth and Income Fund     811-5151
                 JPMorgan Mid Cap Value Fund        811-08189
                 JPMorgan Small Cap Equity Fund      811-5151
                 JPMorgan Small Cap Growth Fund     811-08189
                 JPMorgan U.S. Equity Fund           811-7342
                 JPMorgan U.S. Small Company Fund    811-7342
                 JPMorgan U.S. Small Company
                         Opportunities Fund          811-7340

        (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR-EQS-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN U.S. EQUITY FUNDS

CLASS A, CLASS B AND CLASS C SHARES

U.S. SMALL COMPANY OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

 U.S. Small Company Opportunities Fund                       1

 The Fund's Management and Administration                    6

 How Your Account Works                                      7

   Know Which Classes to Buy                                 7

   About Sales Charges                                       7

   Buying Fund Shares                                        9

   Selling Fund Shares                                      10

   Exchanging Fund Shares                                   11

   Other Information Concerning the Funds                   11

   Distributions and Taxes                                  12

 Shareholder Services                                       13

 What the Terms Mean                                        14

 Risk and Reward Elements                                   15

 How To Reach Us                                    Back cover

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 15 -
16.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000 Growth Index.

In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P.Morgan Investment Management Inc. (JPMIM), the Fund's adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Select" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of small cap U.S. growth stocks used as a measure of overall U.S. small cap growth stock performance.

The performance for the period before Class A, B and C Shares were launched is based on the performance of the Select Class Shares of the Fund. During this period, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -12.20%.

YEAR-BY-YEAR RETURNS(1),(2),(3)

[CHART]

1998             5.21%
1999                               61.63%
2000           -21.63%

----------------------------------------------------
BEST QUARTER                                  42.58%
----------------------------------------------------
                                   4th quarter, 1999
----------------------------------------------------
WORST QUARTER                                -24.30%
----------------------------------------------------
                                   4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                PAST 1 YEAR       LIFE OF FUND
------------------------------------------------------------------------------
CLASS A SHARES(3)                               -26.16            11.10
------------------------------------------------------------------------------
CLASS B SHARES(3)                               -25.19            12.37
------------------------------------------------------------------------------
CLASS C SHARES(3)                               -22.34            13.01
------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)         -22.43             5.50
------------------------------------------------------------------------------


(1) THE FUND COMMENCED OPERATIONS ON 6/16/97 AND RETURNS REFLECT PERFORMANCE FROM 6/30/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR SELECT CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A, B, AND C SHARES AND SELECT CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF CLASS A, B AND C SHARES WOULD BE LOWER BECAUSE CLASS A, B, AND C SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                  CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*          5.75%              NONE             NONE
---------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)
SHOWN AS LOWER OF ORIGINAL PURCHASE PRICE
OR REDEMPTION PROCEEDS                             NONE               5.00%            1.00%
---------------------------------------------------------------------------------------------------


*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY
 SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                           CLASS A       CLASS B      CLASS C
                                           SHARES        SHARES       SHARES
-----------------------------------------------------------------------------
MANAGEMENT FEES                            0.60          0.60         0.60
DISTRIBUTION (RULE 12B-1) FEES             0.25          0.75         0.75
SHAREHOLDER SERVICE FEES                   0.25          0.25         0.25
OTHER EXPENSES(1)                          0.42          0.42         0.42
-----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                   1.52          2.02         2.02
FEEWAIVER AND EXPENSE REIMBURSEMENT(2)    (0.27)        (0.27)       (0.27)
-----------------------------------------------------------------------------
NET EXPENSES(2)                            1.25          1.75         1.75
-----------------------------------------------------------------------------


   (1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS OR THE CURRENT FISCAL
        YEAR.
   (2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses for one year and total operating expenses thereafter.

 The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                        1 YEAR       3 YEARS         5 YEARS          10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES*($)       695          1,003           1,332           2,262
-------------------------------------------------------------------------------
CLASS B SHARES**($)      678          907             1,263           2,198***
-------------------------------------------------------------------------------
CLASS C SHARES**($)      278          607             1,063           2,326
-------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                     1 YEAR    3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------
CLASS B SHARES($)    178       607        1,063     2,198***
------------------------------------------------------------
CLASS C SHARES($)    178       607        1,063     2,326
------------------------------------------------------------

       * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
      ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE
         SOLD.

     *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
         BEEN OWNED FOR EIGHT YEARS.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P.Morgan Funds, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) of 0.60% of average net assets.

PORTFOLIO MANAGERS
The portfolio management team is led by Marian U. Pardo, Saira Durcanin and Carolyn Jones. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with JPMIM since July 1995 as a small company equity analyst and portfolio manager Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.

THE FUND'S ADMINISTRATOR
The Morgan Guaranty Trust Company of New York (Morgan Guaranty) provides administrative services and oversees the Fund's other service providers. The administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


KNOW WHICH CLASSES TO BUY
The Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to Class B or C Shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares.


Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE


                                    AS % OF THE       AS %
                                    OFFERING          OF NET
AMOUNT OF                           PRICE             AMOUNT
INVESTMENT                          PER SHARE         INVESTED
--------------------------------------------------------------
LESS THAN $100,000                   5.75             6.10
--------------------------------------------------------------
$100,000 BUT UNDER $250,000          3.75             3.90
--------------------------------------------------------------
$250,000 BUT UNDER $500,000          2.50             2.56
--------------------------------------------------------------
$500,000 BUT UNDER
$1 MILLION                           2.00             2.04
--------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR        DEFERRED SALES CHARGE
1           5%
2           4%
3           3%
4           3%
5           2%
6           1%
7           NONE
8           NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Estimated Annual Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we'll process your order at that day's price.


MINIMUM INVESTMENTS


TYPE OF                      INITIAL       ADDITIONAL
ACCOUNT                      INVESTMENT    INVESTMENTS
------------------------------------------------------
REGULAR ACCOUNT              $2,500        $100
------------------------------------------------------
SYSTEMATIC  INVESTMENT
PLAN(1)                      $1,000        $100
------------------------------------------------------
IRAS                         $1,000        $100
------------------------------------------------------
SEP-IRAS                     $1,000        $100
------------------------------------------------------
EDUCATION IRAS               $  500        $100
------------------------------------------------------


(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.


You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to sell shares in the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-  you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


OTHER INFORMATION CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes net investment income at least semi -annually. You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more (or $20,000 for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. It's a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

                      This page intentionally left blank.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.


POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When the Fund buys securities before      - The Fund can take advantage of            - The Fund segregates liquid assets to
  issue or for delayed delivery, it           attractive transaction opportunities        offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise the         - The Fund could realize gains in a         - The Fund generally avoids short-term
  Fund's brokerage and related costs          short period of time                        trading, except to take advantage of
- Increased short-term capital gains        - The Funds could protect against losses      attractive or unexpected opportunities
  distributions could raise                   if a stock is overvalued and its value      or to meet demands generated by
  shareholders' income tax liability          later falls                                 shareholder activity
                                                                                        - The Fund's portfolio turnover rate the
                                                                                          most recent fiscal year is listed below:
                                                                                          U.S Small Company Opportunities Fund:117%
DERIVATIVES
- Derivatives such as futures, options,     - Hedges that correlate well with           - The Fund uses derivatives, such as
  swaps, and forward foreign currency         underlying positions can reduce or          futures, options, swaps and forward
  contracts(1) that are used for hedging      eliminate losses at low cost                foreign currency contracts, for
  the portfolio or specific securities      - The Fund could make money and protect       hedging and for risk management (i.e.,
  may not fully offset the underlying         against losses if management's              to adjust duration or yield curve
  positions and this could result in          analysis proves correct                     exposure, or to establish or adjust
  losses to the Fund that would not have    - Derivatives that involve leverage           exposure to particular securities,
  otherwise occurred                          could generate substantial gains at         markets or currencies); risk
- Derivatives used for risk management        low cost                                    management may include management of
  or to increase the Fund's gain may not                                                  the Fund's exposure relative to its
  have the intended effects and may                                                       benchmark. The Fund may also use
  result in losses or missed                                                              derivatives to increase its gain
  opportunities                                                                         - A Fund only establishes hedges that it
- The counterparty to a derivatives                                                       expects will be highly correlated with
  contract could default                                                                  underlying positions
- Derivatives that involve leverage                                                     - While the Funds may use derivatives
  could magnify losses                                                                    that incidentally involve leverage, it
- Certain types of derivatives involve                                                    does not use them for the specific
  costs to the Funds which can reduce                                                     purpose of leveraging its portfolio
  returns
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets and defer recognition of
  certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
SECURITIES LENDING
- When the Fund lends a security, there     - The Fund may enhance income through       - The adviser maintains a list of
  is a risk that the loaned securities        the investment of the collateral            approved borrowers
  may not be returned if the borrower or      received from the borrower                - The Fund receives collateral equal to
  the lending agent defaults                                                              at least 100% of the current value of
- The collateral will be subject to the                                                   the securities loaned
  risks of the securities in which it is                                                - The lending agents indemnify the Fund
  invested                                                                                against borrower default
                                                                                        - The adviser's collateral investment
                                                                                          guidelines limit the quality and
                                                                                          duration of collateral investment to
                                                                                          minimize losses
                                                                                        - Upon recall, the borrower must return
                                                                                          the securities loaned within the
                                                                                          normal settlement period

MARKET CONDITIONS
- The Fund's share price and performance    - Stocks have generally outperformed        - Under normal circumstances the Fund
  will fluctuate in response to stock         more stable investments (such as bonds      plans to remain fully invested, with
  and/or bond market movements                and cash equivalents) over the long         at least 65% in stocks; stock
- Adverse market conditions may from          term                                        investments may include U.S. and
  time to time cause the Fund to take                                                     foreign common stocks, convertible
  temporary defensive positions that are                                                  securities, preferred stocks, trust or
  inconsistent with its principal                                                         partnership interests, warrants,
  investment strategies and may hinder                                                    rights, REIT interests and investment
  the Fund from achieving its investment                                                  company securities
  objective                                                                             - The Fund seeks to limit risk and
                                                                                          enhance performance through active
                                                                                          management and diversification
                                                                                        - During severe market downturns, the
                                                                                          Fund has the option of investing up to
                                                                                          100% of assets in investment-grade short-
                                                                                          term securities

MANAGEMENT CHOICES
- The Fund could underperform its           - The Fund could outperform its             - The adviser focuses its active
  benchmark due to its securities and         benchmark due to these same choices         management on securities selection,
  asset allocation choices                                                                the area where it believes its
                                                                                          commitment to research can most
                                                                                          enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could    - Favorable exchange rate movements         - The Fund anticipates that total
  reduce gains or create losses               could generate gains or reduce losses       foreign investments will not exceed
- The Fund could lose money because of      - Foreign investments, which represent a      20% of total assets
  foreign government actions, political       major portion of the world's              - The Fund actively manages the currency
  instability, or lack of adequate and        securities, offer attractive potential      exposure of its foreign investments
  accurate information                        performance and opportunities for           relative to benchmark, and may hedge
- Currency and investment risks tend to       diversification                             back into the U.S. dollar from time to
  be higher in emerging markets; these      - Emerging markets can offer higher           time (see also "Derivatives"); these
  markets also present higher liquidity       returns                                     currency management techniques may not
  and valuation risks                                                                     be available for certain emerging
                                                                                          markets investments

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing    - These holdings may offer more             - The Fund may not invest more than 15%
  these holdings precisely                    attractive yields or potential growth       of net assets in illiquid holdings
- The Fund could be unable to sell these      than comparable widely traded             - To maintain adequate liquidity to meet
  holdings at the time or price it            securities                                  redemptions, the Fund may hold high
  desires                                                                                 quality short-term securities
                                                                                          (including repurchase agreements and
                                                                                          reverse repurchase agreements) and,
                                                                                          for temporary or extraordinary
                                                                                          purposes, may borrow from banks up to
                                                                                          33 1/3% of the value of its total
                                                                                          assets

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:


ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:


JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.


PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.


The Investment Company Act File Nos. for the Fund is:

U.S. Small Company
  Opportunities Fund . . . . . 811-7340



                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

          (c)2001 JPMorgan Chase & Co. All Rights Reserved. September 2001

                                                                      RHI-EQ-701

PROSPECTUS SEPTEMBER 7 2001



JPMORGAN FIXED INCOME FUNDS INCOME FUNDS

SELECT CLASS SHARES


BOND FUND
BOND FUND II
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
INTERMEDIATE BOND FUND

SHORT TERM BOND FUND
STRATEGIC INCOME FUND
U.S.TREASURY INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

 CONTENTS

 Bond Fund                                               1

 Bond Fund II                                            6

 Fleming Emerging Markets Debt Fund                     12

 Global Strategic Income Fund                           17

 Intermediate Bond Fund                                 22

 Short Term Bond Fund                                   28

 Strategic Income Fund                                  33

 U.S. Treasury Income Fund                              38

 The Funds' Management and Administration               42

 How Your Account Works                                 44

    Buying Fund Shares                                  44

    Selling Fund Shares                                 45

    Other Information Concerning the Funds              46

    Distributions and Taxes                             46

 Investments                                            48

 Risk and Reward Elements                               50

 Financial Highlights of the Funds                      53

 How To Reach Us                                Back cover

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.


THE FUND'S OBJECTIVE
The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).


Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. (or unrated securities of comparable quality), including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).


The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

Returns for the period 1/1/91 through prior 7/31/93 reflect performance of The Pierpont Bond Fund, the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUNDS YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.95%

YEAR BY YEAR RETURNS(1),(2)
[CHART]




1991                                        13.45%
1992                                         6.53%
1993                                         9.98%
1994                                        -2.68%
1995                                        18.42%
1996                                         3.30%
1997                                         9.29%
1998                                         7.54%
1999                                        -0.55%
2000                                        10.93%



---------------------------------------------------
BEST QUARTER                                  6.30%
---------------------------------------------------
                                 2nd quarter, 1995
---------------------------------------------------
WORST QUARTER                                -2.38%
---------------------------------------------------
                                 1st quarter, 1994



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December31, 2000




                                        PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
--------------------------------------------------------------------------------
SELECT CLASS SHARES(2)                  10.93         6.02          7.45
--------------------------------------------------------------------------------
SALOMON SMITH BARNEY BROAD
INVESTMENT GRADE BOND INDEX
(NO EXPENSES)                           11.59         6.45          8.00
--------------------------------------------------------------------------------



(1)  THE FUND'S FISCAL YEAR END IS 10/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.



ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                            0.30
DISTRIBUTION (RULE 12b-1) FEES             NONE
SHAREHOLDER SERVICE FEES                   0.25
OTHER EXPENSES (1)                         0.18
--------------------------------------------------
TOTAL OPERATING EXPENSES                   0.73
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)   (0.04)
--------------------------------------------------
NET EXPENSES(2)                            0.69
--------------------------------------------------



 (1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
 (2) REFLECTS AN PURSUANT TO WHICH MORGAN GUARANTEE TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.69% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.



EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year, and
-  net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YR.       3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         70           221         394         895
--------------------------------------------------------------------------------

JP MORGAN BOND FUND II


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.


THE FUND'S OBJECTIVE
The Fund seeks to provide as high a level of income as is consistent with reasonable risk.


THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in investment grade corporate bonds as well as other debt securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), or Fitch Investor's Service Inc. (Fitch) or in securities that are unrated but of comparable quality.

The Fund may also invest in debt securities rated as investment grade or higher by Moody's, S&P or Fitch, or the equivalent by another national rating organization or unrated securities of comparable quality.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in emerging markets, as long as they meet the Fund's credit quality standards.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS
The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the adviser uses a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The adviser, J.P.Morgan Fleming Asset Management (USA), Inc. (JPMFAM (USA)), seeks to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity. The adviser also actively manages the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the adviser looks to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The adviser may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the adviser's relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the adviser will use the same type of analysis that it uses in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet its target valuations.


The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.


The adviser considers several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The adviser will adjust the portfolio as market conditions change.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual maturities according to changes in the market.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Corporate Debt A-Rated Funds Index.

All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January1, 1997, the Fund received the assets of three common trust funds which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.



THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.60%.


YEAR-BY-YEAR RETURNS(1)
[CHART]



1991                                     15.33%
1992                                      6.46%
1993                                     11.40%
1994                                     -3.83%
1995                                     18.51%
1996                                      3.20%
1997                                      8.81%
1998                                      7.94%
1999                                     -1.05%
2000                                     10.08%



--------------------------------------------------
BEST QUARTER                                 6.07%
--------------------------------------------------
                                 3rd quarter, 1991
--------------------------------------------------
WORST QUARTER                               -2.76%
--------------------------------------------------
                                 1st quarter, 1994



AVERAGE ANNUAL TOTAL RETURNS (%)

For the periods ending December 31, 2000


                                     PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES                  10.08         5.71          7.50
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX          11.63         6.46          7.96
--------------------------------------------------------------------------------
LIPPER CORPORATE DEBT A-RATED
FUNDS INDEX                          10.31         5.49          7.72
--------------------------------------------------------------------------------



(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.



ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)




MANAGEMENT FEES                               0.30
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.19
--------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES               0.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)    (0.14)
--------------------------------------------------
NET EXPENSES(2)                               0.60
--------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/02.



EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,
-  5% return each year and
-  net expenses for three years and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.




                                  1 YEAR       3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES ($)           61           222         398         905
--------------------------------------------------------------------------------

JPMORGAN FLEMING EMERGING MARKETS DEBT FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.


THE FUND'S OBJECTIVE
The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally range between three and five years, similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated in the lowest rating categories sometimes called junk bonds (or the unrated equivalent).

In addition to the investment process described below, the adviser makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund the adviser, J.P.Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.


Because the Fund is non-diversified and may invest more than 5% of its assets in a single issuer and its primary securities combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other fixed income investments. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared to ride out periods of negative return.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL
     - ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "select". The bar chart indicates some of the risks by showing the performance of the Fund's Select Class Shares from year to year for each of the last three calendar years. This provides some indication of the risks of investing in the Fund. The table indicates some of the risks by showing how the Fund's average annual returns for the past year and life of the Fund. It compares the performance to the Emerging Markets Bond Index Global. This broad-based unmanaged index tracks total return for U.S. dollar denominated emerging markets debt, including Brady bonds, Eurobonds and loans. The Emerging Market Bond Index Global is a more diverse index that includes more countries.

The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 5.88%.


YEAR-BY-YEAR TOTAL RETURNS(1),(2)

[CHART]

1998                                       -15.93%
1999                                        25.97%
2000                                        15.23%


--------------------------------------------------
     BEST QUARTER                           14.16%
--------------------------------------------------
                                4th quarter, 1999
--------------------------------------------------
     WORST QUARTER                         -21.73%
--------------------------------------------------
                                3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2000(1)

                                            PAST 1 YR.           LIFE OF FUND(1)
--------------------------------------------------------------------------------
SELECT CLASS SHARES                         15.23                     6.54
--------------------------------------------------------------------------------
EMERGING MARKETS BOND INDEX
GLOBAL (NO EXPENSES)                        14.41                     8.53
--------------------------------------------------------------------------------

(1) The Fund commenced operations on 4/17/97 and returns reflect performance from 4/30/97
(2) The Fund's fiscal year end is 7/31. Prior to 1999, the Fund's fiscal year end was 12/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.



ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                               0.70
DISTRIBUTION (RULE 12 b-1) FEES               NONE
SHARE HOLDER SERVICE FEES                     0.25
OTHER EXPENSES(1)                             1.10
--------------------------------------------------
TOTAL OPERATING EXPENSES                      2.05
FEE WAIVER AND EXPENSE REIMBURSEMENT (2)     (0.80)
NET EXPENSES(2)                               1.25
--------------------------------------------------



EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:
-  $10,000 initial investment,
-  5% return each year, and
-  net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                  1 YR.     3 YRS.       5 YRS.      10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       127       397          868         2,174
--------------------------------------------------------------------------------



(1)"OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2)REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF
   NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.


At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. or which are unrated securities of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent).

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.


- 12% international non-dollar
  (range 0-25%)

- 35% public/private mortgages
  (range 20-45%)

- 15% public/private corporates
  (range 5-25%)

- 15% emerging markets
  (range 0-25%)

- 23% high yield corporates
  (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

 BEFORE YOU INVEST

 INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
 - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
 - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

   INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - HAVE A SHORT-TERM INVESTMENT HORIZON
     - ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.


Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.15%

YEAR-BY-YEAR RETURNS (1),(2),(3)
[CHART]

1998                                        2.59%
1999                                        2.51%
2000                                        7.98%


-----------------------------------------------
BEST QUARTER                              3.13%
-----------------------------------------------
                              1st quarter, 1998
-----------------------------------------------
WORST QUARTER                            -1.45%
-----------------------------------------------
                              3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                            PAST 1 YR.         LIFE OF FUND
--------------------------------------------------------------------------------
SELECT CLASS SHARES(3)                       7.98              6.05
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND
INDEX (NO EXPENSES)                         11.63              7.84
--------------------------------------------------------------------------------


(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                               9.45
DISTRIBUTION (RULE 12 b-1) FEES               NONE
SHARE HOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.75
--------------------------------------------------
TOTAL OPERATING EXPENSES                      1.45
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)      (0.45)
--------------------------------------------------
NET EXPENSES(2)                               1.00
--------------------------------------------------



(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                   1 YR.     3 YRS.       5 YRS.      10 YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       102       318          656         1,612
--------------------------------------------------------------------------------

JPMORGAN INTERMEDIATE BOND FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.


THE FUND'S OBJECTIVE
The Fund seeks as high a level of income as possible as is consistent with reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund will invest at least 65% of its total assets in a broad range of investment-grade debt securities. These include debt securities issued by the U.S. government and its agencies and authorities, investment-grade corporate bonds and other fixed income securities.


The Fund may also invest in debt securities rated as investment grade or higher by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch, Inc. (Fitch), or the equivalent by another national rating organization or unrated securities of comparable quality.


The Fund's dollar-weighted average maturity is between three and ten years.

The Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet the Fund's credit quality standards.


The Fund may invest in floating rate securities, the interest rates of which adjust automatically whenever a specified interest rate changes, and in variable rate securities, the interest rates of which are changed periodically.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets, the Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.

 BEFORE YOU INVEST

 INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
 - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
 - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the adviser uses a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM), seeks to spread the Fund's investments across a variety of sectors to maximize diversification and liquidity.

The adviser also actively manage the duration of the Fund's portfolio.

In determining if a sector or security is relatively undervalued, the adviser looks to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The adviser may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the adviser's relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

In determining whether to sell a debt security, the adviser will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.


The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.


The adviser considers several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The adviser will adjust the portfolio as market conditions change.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments


To the extent the Fund invests in foreign securities it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions and are generally riskier than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus) has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past year, five years and ten years. It compares that performance to the Lehman Intermediate Gov't/Credit Index and Lehman Aggregate Bond Index, widely recognized market benchmarks, and the Lipper Intermediate Investment Grade Debt Funds Index. In the past, the Fund has compared its performance to the Lehman Intermediate Gov't/Credit Index, but in the future, the Fund intends to compare its performance to the Lehman Aggregate Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.


All Fund shares outstanding prior to February 16, 2001 were renamed Institutional Class Shares. On January 1, 1997, the Fund received the assets of a common trust fund which had been maintained by Chase. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.93%.

YEAR-BY-YEAR RETURNS(1)
[CHART]

   1991                                       16.06%
   1992                                        6.38%
   1993                                       10.41%
   1994                                       -5.37%
   1995                                       18.39%
   1996                                        1.92%
   1997                                        7.93%
   1998                                        7.22%
   1999                                       -0.32%
   2000                                       10.22%


-----------------------------------------------
BEST QUARTER                              6.32%
-----------------------------------------------
                              2nd quarter, 1995
-----------------------------------------------
WORST QUARTER                            -3.78%
-----------------------------------------------
                              1st quarter, 1994


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000


                                       PAST 1 YEAR  PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES                        10.22%       5.32%         7.07%
--------------------------------------------------------------------------------
LEHMAN INTERMEDIATE GOVT/CREDIT INDEX      10.12%       6.11%         7.36%
--------------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX                11.63%       6.46%         7.96%
--------------------------------------------------------------------------------
LIPPER INTERMEDIATE INVESTMENT
GRADE DEBT FUNDS INDEX                     10.58%       5.86%         7.52%
--------------------------------------------------------------------------------



(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below.



ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                              0.30
DISTRIBUTION (RULE 12b-1) FEES                               NONE
SHAREHOLDER SERVICE FEES                                     0.25
OTHER EXPENSES(1)                                            0.20
------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                              0.75
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                       -
------------------------------------------------------------------
NET EXPENSES(2)                                              0.75
------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.75% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.



EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for three years and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                               1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       77          240         417         930
---------------------------------------------------------------------------

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.



The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc., including at least 75% A or better. It also may invest in unrated securities of comparable quality. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index.The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser, J.P.Morgan Investment Management Inc. (JPMIM) employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.


The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.


If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares (or the Fund's predecessor).

For the period 7/31/93 through 9/30/93, the returns reflect performance of the Pierpont Short Term Bond Fund, the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.39%

[CHART]
YEAR BY YEAR RETURNS (1),(2),(3)

1994                                  0.36%
1995                                  10.80%
1996                                  5.10%
1997                                  6.40%
1998                                  7.04%
1999                                  3.21%
2000                                  7.23%


---------------------------------------------
BEST QUARTER                3.36%
---------------------------------------------
                            2nd quarter, 1995
---------------------------------------------
WORST QUARTER               -0.47%
---------------------------------------------
                            1st quarter, 1994


AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1),(2)




                                     PAST 1 YR.    PAST 5 YRS.     LIFE OF FUND
--------------------------------------------------------------------------------
SELECT CLASS SHARES(3)               7.23          5.79            5.55
--------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY
INDEX (NO EXPENSES)                  8.00          5.92            5.76
--------------------------------------------------------------------------------



(1)  THE FUND COMMENCED OPERATIONS ON 7/31/93.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.



ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.25
OTHER EXPENSES(1)                                           0.30
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.80
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.20)
-----------------------------------------------------------------
NET EXPENSES  (2)                                           0.60
-----------------------------------------------------------------



EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,
- 5% return each year, and
- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                   1 YR.      3 YRS.      5YRS.         10YRS.
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       61         192         382         931
--------------------------------------------------------------------------------



(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.


THE FUND'S OBJECTIVE
The Fund seeks a high level of income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:
- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.
- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.


Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.


The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P.Morgan Fleming Asset Management (USA), Inc.(JPMFAM (USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believes that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (except for its investment objective) without shareholder approval.


BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.


     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.


The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.


Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.


     WHO MAY WANT TO INVEST
     THE FUND'S DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - HAVE A SHORT-TERM INVESTMENT HORIZON
     - ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This sections shows the Fund's performance record with respect to the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus). The bar chart shows how the performance of the Fund's shares has varied from year to year during the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, and the life of the fund. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Multi-Sector Income Funds Index.


Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


[CHART]
YEAR-BY-YEAR RETURNS (1),(2)


1999                      6.43%
2000                      1.40%


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.13%

-----------------------------------------------
BEST QUARTER                              2.90%
-----------------------------------------------
                              4th quarter, 1999
-----------------------------------------------
WORST QUARTER                            -0.57%
-----------------------------------------------
                              3rd quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)




                                                  PAST 1 YEAR   LIFE OF FUND
-----------------------------------------------------------------------------
SELECT CLASS SHARES                                1.40         3.32
-----------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)         11.63         5.14
-----------------------------------------------------------------------------
LIPPER MULTI-SECTOR INCOME FUNDS INDEX (NO        -0.36         0.22
EXPENSES)
-----------------------------------------------------------------------------



(1)  THE FUND COMMENCED OPERATIONS ON 11/30/98.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.



ANNUAL OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)



MANAGEMENT FEE                                              0.50
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.25
OTHER EXPENSES(1)                                           1.65
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    2.40
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (1.40)
-----------------------------------------------------------------
NET EXPENSES(2)                                             1.00
-----------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.



EXAMPLE The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:
-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.




                                 1 YEAR      3 YEARS     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)                    102         614         1,154         2,629
(WITH OR WITHOUT REDEMPTION)
--------------------------------------------------------------------------------

JPMORGAN U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 48-52.


THE FUND'S OBJECTIVE
The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 65% of its total assets in:
- debt securities issued by the U.S. Treasury, and
- repurchase agreements in which the Fund receives these securities as collateral.


There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The adviser will change the actual duration according to changes in the market.

The Fund develops an appropriate portfolio strategy based on a forecast of the level and direction of interest rates. When making this forecast, the adviser also determines an outlook for the interest rate horizon, an expectation of market volatility levels and an outlook for yield curve shifts.


The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc (JPMFAM (USA)), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.


The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.


Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the level and direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems affecting those issuing the securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     -  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS


     -  ARE PURSUING A GOAL OF TOTAL RETURN
     -  WANT TO ADD A FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     -  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     -  REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus). Because Institutional Class Shares were not launched until February 16, 2001, the performance shown is based on performance for Class A shares of the Fund. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lehman U.S. Treasury Bond Index, two widely recognized market benchmarks, and the Lipper General U.S. Gov't Funds Index. In the past, the Fund has compared its performance to the Lehman Treasury Bond Index, but in the future, the Fund intends to compare its performance to the Lehman U.S. Gov't Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.


Past performance does not predict how this Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 1.87%.

[CHART]
YEAR-BY-YEAR RETURNS (1),(2)



1991                                     14.79%
1992                                      5.87%
1993                                     10.32%
1994                                     -4.46%
1995                                     17.53%
1996                                      1.26%
1997                                      8.34%
1998                                      8.78%
1999                                     -2.96%
2000                                     12.61%


---------------------------------------------------------------------
BEST QUARTER                                                   5.87%
---------------------------------------------------------------------
                                                   2nd quarter, 1995
---------------------------------------------------------------------
WORST QUARTER                                                 -2.98%
---------------------------------------------------------------------
                                                   1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS(%)
Shown performance over time, for periods ended December 31, 2000

                                       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES(2)                     12.61        5.46          6.98
--------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX               13.24        6.49          7.92
(NO EXPENSES)
--------------------------------------------------------------------------------
LEHMAN U.S. TREASURY BOND INDEX            13.52        6.49          7.92
(NO EXPENSES)
--------------------------------------------------------------------------------
LIPPER GENERAL U.S. GOV'T FUNDS INDEX      11.89        5.54          6.75
(NO EXPENSES)
--------------------------------------------------------------------------------


(1)THE FUND'S FISCAL YEAR END IS 10/31.
(2)THE PERFORMANCE SHOWN ABOVE IS FOR CLASS A SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND CLASS A SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF CLASS A SHARES WOULD DIFFER ONLY TO THE EXTENT THAT CLASS A SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.

INVESTMENT EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.



ANNUAL FUND OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



MANAGEMENT FEES                                             0.30
DISTRIBUTION (12b-1) FEES                                   NONE
SHAREHOLDER SERVICE FEES                                    0.25
OTHER EXPENSES(1)                                           0.39
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.94
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.39)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                             0.55
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES(EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF THE SELECT CLASS SHARES' AVERAGE DAILY NET ASSETS THROUGH 9/7/02.


EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:
-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for one year and total operating expenses thereafter.

 The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                 1 YEAR      3 YEARS     5 YEARS       10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      56          261          482         1,119
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Bond Fund, Global Strategic Income Fund and Short Term Bond Fund are series of J.P.Morgan Institutional Funds. The Fleming Emerging Markets Debt Fund is a series of J.P. Morgan Funds. The Bond Fund II, Intermediate Bond Fund and Strategic Income Fund are series of Mutual Fund Select Group and the U.S. Treasury Income Fund is a series of Mutual Fund Group. Each Trust is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.



FUNDS' INVESTMENT ADVISERS
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Bond, Fleming Emerging Markets Debt, Global Strategic Income and Short-Term Bond Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036

JPMFAM (USA) is the investment adviser and makes the day-to-day investment decisions for the Bond Fund II, Intermediate Bond Fund, Strategic Income Fund and U.S. Treasury Income Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. JPMFAM (USA) and JPMIM are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year end, the advisers were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


                              FISCAL
FUND                          YEAR END     %
------------------------------------------------
BOND FUND                     10/31         0.30
------------------------------------------------
BOND FUND II                  10/31         0.30
------------------------------------------------
EMERGING MARKETS DEBT FUND    7/31          0.70
------------------------------------------------
GLOBAL STRATEGIC INCOME FUND  10/31         0.45
------------------------------------------------
INTERMEDIATE BOND FUND        10/31         0.30
------------------------------------------------
SHORT TERM BOND FUND          10/31         0.25
------------------------------------------------
STRATEGIC INCOME FUND         10/31         0.50
------------------------------------------------
U.S.TREASURYINCOMEFUND        10/31         0.05
------------------------------------------------



THE PORTFOLIO MANAGERS
The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.



THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each an "Administrator") provides administrative services and oversees the Funds' other service providers . The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services:
0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each share holder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.


THE FUNDS' DISTRIBUTOR
J.P.Morgan Fund Distributors Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such share were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may puchase Select Shares of this and other Funds without regard to this minimum.


SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We won't accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.


You will need to have signatures guaranteed for all registered owners or their legal representative if you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center. Your firm might charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.



EXCHANGING FUND SHARES

Your can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.


OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.



Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.


DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Bond Fund, Emerging Markets Debt Fund, Global Strategic Income Fund,

Intermediate Bond Fund, U.S. Treasury Income Fund and Short Term Bond Fund declare ordinary income dividends daily and pay them monthly. The Bond
Fund II and Strategic Income Fund declares and pays ordinary income dividends monthly. Each of the Funds makes capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results.

Dividends and distributions consists of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.


If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.


Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.


The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.


The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INVESTMENTS
This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.


ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P,Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.


PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counter-party to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

++ Permitted (and if applicable, percentage limitation as a percentage of total assets)
-- Permitted, but not a primary investment
+  Permitted, but no current intention of use
-  Not permitted

RELATED TYPES OF RISK


                                             SHORT      BOND      GLOBAL      EMERGING    STRATEGIC   U.S.       BOND   INTER-
                                             TERM                 STRATEGIC   MARKETS     INCOME      TREASURY   II     MEDIATE
                                             BOND                 INCOME      DEBT                    INCOME            BOND
credit, interest rate, market, prepayment    ++         ++        ++          ++          ++          ++         ++     ++

credit, currency, liquidity, political       ++(1)      ++(1)     ++          ++          ++          ++         ++     ++

credit, currency, interest rate,             ++(1)      ++(1)     --          ++          ++          --         ++     ++
liquidity, market, political

credit, currency, interest rate,
liquidity, market, political, valuation      ++(1)      ++(1)     --          ++          ++          ++         -      -

credit, currency, interest rate,
liquidity, market, political,
valuation                                    ++(1)      ++(1)     ++          ++          ++          ++         ++     ++

credit, environmental, extension,
interest rate, liquidity, market, natural
event, political, prepayment, valuation      ++         ++        ++          --          --          --         --     --

credit, currency, extension, interest
rate, leverage, market, political,
prepayment                                   ++(1,2)    ++(1,2)   ++(2)       ++(2)       ++(2)       --(2)      ++     ++

currency, extension, interest rate,
leverage, liquidity, market, political,
prepayment                                   ++(1,2)    ++(1,2)   ++(2)       --(2)       --(2)       --(2)      --(2)  --(2)

credit, currency, extension, interest
rate, liquidity, political, prepayment       ++(1)      ++(1)     ++          ++          ++           -         ++     ++

credit, interest rate, liquidity, market,    ++         ++        ++          ++          ++          --         --     --
valuation

credit, interest rate, liquidity, market,
natural event,prepayment, valuation          ++         ++        ++          ++          ++          --         --     --

credit                                       ++         ++        ++          ++          ++          ++         ++     ++

credit, leverage                             ++(2)      ++(2)     ++(2)       ++(2)       ++(2)       --(2)      ++(2)  ++(2)

credit, currency, interest rate, market,     ++(1)      ++(1)     ++          ++          ++          --         ++     ++
political

credit, currency, interest rate, leverage,   ++(1,2)    ++(1,2)   ++(2)       ++(2)       ++(2)       ++(2)      --(2)  --(2)
market, political

credit, interest rate, market, natural
event, political                             --         --         -           -          ++          ++         --     --

interest rate                                ++         ++        ++          ++          ++          ++         ++     ++

credit, currency, interest rate,
liquidity, market, political, valuation      ++(1)      ++(1)     ++          ++          ++          --         ++     ++


MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
NATURAL EVENT RISK
The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
  (1) For each of the Short Term Bond and Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

   (2)All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS


This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.




POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS
- Each Fund's share price, yield,           - Bonds have generally outperformed         - Under normal circumstances the
  and total return will fluctuate             money market investments over the           Funds plan to remain fully
  in response to bond market                  long term, with less risk than              invested in bonds and other fixed
  movements                                   stocks                                      income securities.
- The value of most bonds will fall         - Most bonds will rise in value             - Bond investments may include U.S.
  when interest rates rise; the               when interest rates fall                    and foreign corporate and
  longer a bond's maturity and the          - Mortgage-backed and asset-backed            government bonds, mortgage-backed
  lower its credit quality, the               securities and direct mortgages             and asset-backed securities,
  more its value typically falls              can offer attractive returns                convertible securities,
- Adverse market conditions may                                                           participation interests and
  from time to time cause a Fund to                                                       private placements
  take temporary defensive                                                              - The Funds seek to limit risk and
  positions that are inconsistent                                                         enhance total return or yields
  with its principal investment                                                           through careful management,
  strategies and may hinder a Fund                                                        sector allocation, individual
  from achieving its investment                                                           securities selection, and
  objective                                                                               duration management
- Mortgage-backed and asset-backed                                                      - During severe market downturns,
  securities (securities                                                                  the Funds have the option of
  representing an interest in, or                                                         investing up to 100% of assets in
  secured by, a pool of mortgages                                                         high quality short-term securities.
  or other assets such as                                                                -Each adviser monitors interest
  receivables) and direct mortgages                                                       rate trends, as well as
  could generate capital losses or                                                        geographic and demographic
  periods of low yields if they are                                                       information related to
  paid off substantially earlier or                                                       mortgage-backed securities and
  later than anticipated                                                                  mortgage prepayments




CREDIT QUALITY
- The default of an issuer would            - Investment-grade bonds have a             - Each Fund maintains its own
  leave a Fund with unpaid interest           lower risk of default                       policies for balancing credit
  or principal                              - Junk bonds offer higher yields              quality against potential yields
- Junk bonds (those rated BB, Ba or           and higher potential gains                  and gains in light of its
  lower) have a higher risk of                                                            investment goals
  default, tend to be less liquid,                                                      - Each adviser develops its own
  and may be more difficult to                                                            ratings of unrated securities and
  value                                                                                   makes a credit quality
                                                                                          determination for unrated
                                                                                          securities
                                                                                        - At least 90% of the Short Term
                                                                                          Bond Fund's assets must be
                                                                                          investment grade or better at
                                                                                          the time of purchase.

FOREIGN INVESTMENTS
- A Fund could lose money because           - Foreign bonds, which represent a          - Foreign bonds are a primary
  of foreign government actions,              major portion of the world's                investment only for the Global
  political instability, or lack of           fixed income securities, offer              Strategic Income, and Emerging
  adequate and accurate information           attractive potential performance            Markets Debt Funds and may be a
- Currency exchange rate movements            and opportunities for                       significant investment for the
  could reduce gains or create                diversification                             Short Term Bond, Bond II,
  losses                                    - Favorable exchange rate movements           Intermediate Bond and Strategic
- Currency and investment risks tend          could generate gains or reduce              Income Funds
  to be higher in emerging markets;           losses                                    - To the extent that a Fund invests
  these markets also present higher         - Emerging markets can offer higher           in foreign bonds, it may manage
  liquidity and valuation risks               returns                                     the currency exposure of its
                                                                                          foreign investments relative to
                                                                                          its benchmark, and may hedge a
                                                                                          portion of its foreign currency
                                                                                          exposure into the U.S. dollar
                                                                                          from time to time (see also
                                                                                          "Derivatives"); these currency
                                                                                          management techniques may not be
                                                                                          available for certain emerging
                                                                                          markets investments



POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities               - A Fund can take advantage of              - Each Fund segregates liquid
  before issue or for delayed                 attractive transaction                      assets to offset leverage risks
  delivery, it could be exposed to            opportunities
  leverage risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES
- A Fund could underperform its             - A Fund could outperform its               - Each adviser focuses its active
  benchmark due to its sector,                benchmark due to these same                 management on those areas where
  securities or duration choices              choices                                     it believes its commitment to
                                                                                          research can most enhance returns
                                                                                          and manage risks in a consistent
                                                                                          way

DERIVATIVES
- Derivatives such as futures,              - Hedges that correlate well with           - The Funds use derivatives, such
  options, swaps and forward                  underlying positions can reduce             as futures, options, swaps and
  foreign currency contracts(1)               or eliminate losses at low cost             forward foreign currency
  that are used for hedging the             - A Fund could make money and                 contracts for hedging and for
  portfolio or specific securities            protect against losses if                   risk management (i.e., to adjust
  may not fully offset the                    management's analysis proves                duration or yield curve exposure,
  underlying positions and this               correct                                     or to establish or adjust
  could result in losses to the             - Derivatives that involve leverage           exposure to particular
  Fund that would not have                    could generate substantial gains            securities, markets, or
  otherwise occurred                          at low cost                                 currencies); risk management may
- Derivatives used for risk                                                               include management of a Fund's
  management may not have the                                                             exposure relative to its
  intended effects and may result                                                         benchmark
  in losses or missed opportunities                                                     - The Funds only establish hedges
- The counterparty to a derivatives                                                       that they expect will be highly
  contract could default                                                                  correlated with underlying
- Certain types of derivatives                                                            positions
  involve costs to the Funds which                                                      - While the Funds (other than the
  can reduce returns                                                                      Strategic Income Fund) may use
- Derivatives that involve leverage                                                       derivatives that incidentally
  could magnify losses                                                                    involve leverage, they do not use
- Derivatives used for non-hedging                                                        them for the specific purpose of
  purposes could cause losses that                                                        leveraging their portfolios
  exceed the original investment
- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses.

SECURITIES LENDING
- When a Fund lends a security,             - A Fund may enhance income through         - Each adviser maintains a list of
  there is a risk that the loaned             the investment of the collateral            approved borrowers
  securities may not be returned if           received from the borrower                - The Funds receive collateral
  the borrower or the lending agent                                                       equal to at least 100% of the
  defaults                                                                                current value of securities
- The collateral will be subject to                                                       loaned
  the risks of the securities in                                                        - The lending agents indemnify a
  which it is invested                                                                    Fund against borrower default
                                                                                        - Each adviser's collateral
                                                                                          investment guidelines limit the
                                                                                          quality and duration of
                                                                                          collateral investment to minimize
                                                                                          losses
                                                                                        - Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
ILLIQUID HOLDINGS
- A Fund could have difficulty              - These holdings may offer more             - No Fund may invest more than 15%
  valuing these holdings precisely            attractive yields or potential              of net assets in illiquid
- A Fund could be unable to sell              growth than comparable widely               holdings
  these holdings at the time or               traded securities                         - To maintain adequate liquidity to
  price desired                                                                           meet redemptions, each Fund may
                                                                                          hold high quality short-term
                                                                                          securities (including repurchase
                                                                                          agreements and reverse repurchase
                                                                                          agreements) and, for temporary or
                                                                                          extraordinary purposes, may
                                                                                          borrow from banks up to 33 1/3%
                                                                                          of the value of its total assets
                                                                                          or draw on a line of credit

SHORT-TERM TRADING
- Increased trading would raise a           - A Fund could realize gains in a           - The Funds may use short-term
  Fund's transaction costs                    short period of time                        trading to take advantage of
- Increased short-term capital              - A Fund could protect against                attractive or unexpected
  gains distributions would raise             losses if a bond is overvalued              opportunities or to meet demands
  shareholders' income tax                    and its value later falls                   generated by shareholder activity
  liability                                                                             - The Fund's Portfolio Turnover
                                                                                          Rate for the most recent fiscal
                                                                                          year is listed below:
                                                                                          Bond Fund: 216% (for the most
                                                                                          recent semi-annual period)
                                                                                          Bond Fund II: 86% (for the most
                                                                                          recent semi-annual period)
                                                                                          Fleming Emerging Markets Debt Fund:
                                                                                          87% (for the most recent
                                                                                          semi-annual period)
                                                                                          Global Strategic Income Fund: 139%
                                                                                          (for the most recent semi-annual
                                                                                          period)
                                                                                          Intermediate Bond Fund: 74% (for
                                                                                          the most recent semi-annual period)
                                                                                          Short Term Bond Fund: 97% (for the
                                                                                          most recent semi-annual period)
                                                                                          Strategic Income Fund:113% (for the
                                                                                          most recent semi-annual period)
                                                                                          US Treasury Income Fund: 39% (for
                                                                                          the most recent semi-annual
                                                                                          period)

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

 BOND FUND II (1)




                                                             11/1/00
                                                             THROUGH        YEAR        YEAR        YEAR 1/1/97(2)
                                                             4/30/01       ENDED       ENDED       ENDED   THROUGH
PER SHARE OPERATING PERFORMANCE:                          (UNAUDITED)   10/31/00    10/31/99    10/31/98  10/31/97
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $38.02      $38.38      $41.29      $41.01    $40.34
----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       1.18        2.38        2.36       2.56       2.31
    Net gain or loss in securities (both realized and
    unrealized)                                                 0.98       (0.36)      (2.37)      0.76       0.67
                                                                ----       -----       -----       ----       ----
    Total from investment operations                            2.16        2.02       (0.01)      3.32       2.98
  Less distributions:
    Dividends from net investment income                        1.18        2.38        2.36       2.55       2.31
    Distributions from capital gains                              --          --        0.54       0.49         --
                                                                ----       -----       -----       ----       ----
    Total distributions                                         1.18        2.38        2.90       3.04       2.31
Net asset value, end of period                                $39.00      $38.02      $38.38     $41.29     $41.01
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    5.71%       5.50%     (0.01%)      8.44%      7.64%
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (millions)                        $651        $587        $620       $590       $520
----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
    Expenses(3)                                                 0.67%       0.69%       0.03%      0.03%      0.02%
----------------------------------------------------------------------------------------------------------------------------
    Net investment income(3)                                    6.08%       6.30%       5.97%      6.27%      6.89%
----------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements and earnings       0.74%       0.71%       0.49%      0.51%      0.49%
    credits(3)
----------------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements and   6.01%       6.28%       5.51%      5.79%      6.42%
    earnings credits(3)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           86%        157%        300%       306%       261%
----------------------------------------------------------------------------------------------------------------------------



  (1) Formerly Chase Vista Select Bond Fund Institutional Class Shares.
  (2) Commencement of operations.
  (3) Short periods have been annualized.

JPMORGAN EMERGING MARKETS DEBT FUND(1)




                                                                 SIX
                                                              MONTHS                   SEVEN
                                                               ENDED        YEAR      MONTHS        YEAR       YEAR
                                                             1/31/01       ENDED       ENDED       ENDED      ENDED
                                                         (UNAUDITED)     7/31/00     7/31/99(2) 12/31/98   12/31/97(3)
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.77       $7.29       $7.30       $9.76     $10.00
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       0.50        0.95        0.49        1.15       0.58
    Net realized and unrealized gain (loss) on
    investment                                                  0.02        1.42        0.02       (2.64)     (0.05)
                                                                ----        ----        ----      -----       -----

    Total from investment operations                            0.52        2.37        0.51      (1.49)       0.53
  Distributions to shareholders from:
    Net investment income                                      (0.50)      (0.89)      (0.52)      (0.81)     (0.58)
    In excess of net investment income                            --          --          --       (0.16)     (0.02)
    Net realized gain                                             --          --          --          --      (0.17)
                                                                ----        ----        ----      ------      ------
    Total distributions to shareholders                        (0.50)       (0.89)     (0.52)      (0.97)     (0.77)
Net asset value, end of period                                 $8.79       $8.77       $7.29       $7.30      $9.76
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    6.23%(4)   34.12%       7.27%(4) (15.93)%      5.47%(4)
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (in thousands)                 $22,862     $20,163     $26,216     $19,313    $11,978
-----------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
    Net expenses                                                1.25%(5)    1.25%       1.25%(5)    1.25%      1.25%(5)
-----------------------------------------------------------------------------------------------------------------------
    Net investment income                                      11.72%(5)   11.01%      12.28%(5)   10.05%      9.71%(5)
-----------------------------------------------------------------------------------------------------------------------
    Expenses without reimbursement                              2.02%(5)    1.95%       2.51%(5)    2.09%      2.40%(5)
-----------------------------------------------------------------------------------------------------------------------
    Interest expense                                            0.02%(5)    0.06%       0.02%(5)       --        --
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(*)                                        87%(4)     295%        555%(4)     791%       182%(4)
-----------------------------------------------------------------------------------------------------------------------



  (1)  Formerly J.P. Morgan Emerging Markets Debt Fund
  (2)  In 1999, the Fund changed the fiscal year-end from 12/31 to 7/31.
  (3)  The Fund commenced operations on 4/17/97.
  (4)  Not annualized.
  (5)  Annualized
  (*) The percentages reflect the portfolio turnover of The Emerging Markets Debt Portfolio, of which the Fund invested all of its investable assets.

INTERMEDIATE BOND FUND (1)




                                                             11/1/00
                                                             THROUGH        YEAR        YEAR        YEAR     1/1/97(2)
                                                             4/30/01       ENDED       ENDED       ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE:                          (UNAUDITED)   10/31/00    10/31/99    10/31/98   10/31/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.66       $9.69      $10.36      $10.19     $10.09
-----------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                       0.28        0.55        0.55        0.62       0.55
    Net gains or losses in securities (both realized and
    unrealized)                                                 0.32       (0.03)      (0.52)       0.17       0.10
                                                                ----       -----       -----        ----       ----

    Total from investment operations                            0.60        0.52        0.03        0.79       0.65
  Less distributions:
    Dividends from net investment income                        0.28        0.55        0.55        0.62       0.55
    Distributions from capital gains                              --          --        0.15          --         --
                                                                ----       -----       -----        ----       ----
    Total distributions                                         0.28        0.55        0.70        0.62       0.55
Net asset value, end of period                                 $9.98       $9.66       $9.69      $10.36     $10.19
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     6.22%      5.61%       0.33%       7.98%      6.71%
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
    Net assets, end of period (millions)                        $454        $387        $376        $353       $319
-----------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
    Expenses(3)                                                 0.75%       0.70%       0.04%       0.04%      0.06%
-----------------------------------------------------------------------------------------------------------------------
    Net investment income(3)                                    5.63%       5.78%       5.55%       6.16%      6.67%
-----------------------------------------------------------------------------------------------------------------------
    Expenses without waivers, reimbursements and earning        0.75%       0.72%       0.50%       0.52%      0.54%
    credits(3)
-----------------------------------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements       5.63%       5.76%       5.09%       5.68%      6.19%
    and earnings credits(3)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           74%        110%        123%        168%       193%
-----------------------------------------------------------------------------------------------------------------------




(1) Formerly Chase Vista Select Intermediate Bond Fund Institutional Class
    Shares.
(2) Commencement of operations.
(3) Short periods have been annualized.

JPMORGAN STRATEGIC INCOME FUND (1)





                                                                        11/01/99     11/30/98(3)
                                                                         THROUGH        THROUGH
PER SHARE OPERATING PERFORMANCE:                                     11/05/99(2)      10/31/99
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $9.59         $10.00
--------------------------------------------------------------------------------------------------
 Income from Investment Operations:
   Net Investment Income                                                    0.01           0.72
   Net Gains or Losses in Securities (both realized and unrealized)         0.04          (0.41)
                                                                            ----           ----
   Total from Investment Operations                                         0.05           0.31
 Distributions to Shareholders from:
   Dividends from Net Investment Income                                       --           0.72
   Distributions from Capital Gains                                           --             --
   Tax Return of Capital                                                      --             --
                                                                            ----           ----
   Total Dividends and Distributions                                          --           0.72
                                                                           $9.64         $ 9.59
Net Asset Value, End of Period
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                0.52%          3.29%
==================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
    Net Assets, end of period (in millions)                                 $ --            $ 1
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------
    Expenses(4)                                                             0.40%          0.24%
--------------------------------------------------------------------------------------------------
    Net Investment Income(4)                                                4.77%          8.07%
--------------------------------------------------------------------------------------------------
    Expenses Without Waivers, Reimbursements and Earnings Credits(4)        1.54%          3.87%
--------------------------------------------------------------------------------------------------
    Net Investment Income Without Waivers, Reimbursements                   3.63%          4.44%
    and Earnings Credits(4)
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                      113%           136%
--------------------------------------------------------------------------------------------------



 (1) Formerly Chase Vista Strategic Income Fund-Institutional Class Shares
 (2) All outstanding shares were redeemed effective November 5, 1999. The Fund continues to offer Select Class shares for sale.
 (3) Commencement of operations.
 (4) Short periods have been annualized.

JPMORGAN U.S.TREASURY INCOME FUND (1)



                                                                                     2/16/01(2)
                                                                                        THROUGH
                                                                                        4/30/01
PER SHARE OPERATING PERFORMANCE:                                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                     $11.10
-----------------------------------------------------------------------------------------------
  Income from Investment Operations:
    Net Investment Income                                                                  0.11
    Net Gain or (Losses) in Securities (both realized and unrealized)                     (0.10)
                                                                                          -----
    Total from Investment Operations                                                       0.01
  Distributions to Shareholders from:
    Dividends from Net Investment Income                                                   0.11
    Distributions from Capital Gains                                                         --
    Total Dividends and Distributions                                                      0.11
Net Asset Value, End of Period                                                           $11.00
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                                                               0.09%
===============================================================================================
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
    Net Assets, End of Period (in millions)                                                $ 48
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------
    Expenses(3)                                                                            0.55%
-----------------------------------------------------------------------------------------------
    Net investment income(3)                                                               5.35%
-----------------------------------------------------------------------------------------------
    Expenses without waivers,reimbursements and earnings credits(3)                        1.03%
-----------------------------------------------------------------------------------------------
    Net investment income without waivers, reimbursements and
    earnings credits(3)                                                                    4.87%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                      39%
-----------------------------------------------------------------------------------------------



 (1) Formerly Chase Vista U.S. Treasury Income Fund -Institutional Class Shares.
 (2) Commencement of offering of class of shares.
 (3) Short periods have been annualized.

This page intentionally left blank.

How To Reach Us


MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at
1-800-348-4782 or writing to:

JP MORGAN FUNDS
SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpm organfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.


PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.




                        JPMORGAN FUNDS FULFILLMENT CENTER
                                393 MANLEY STREET
                        WEST BRIDGEWATER, MA 02379-1039

The Funds' Investment Company Act File Nos. are 811-07342 for JPMorgan Short Term Bond Fund, JPMorgan Bond Fund and JPMorgan Global Strategic Income Fund-- 811-5151 for JPMorgan Strategic Income Fund, and JPMorgan U.S. Treasury Income Fund, 811-07795 for JPMorgan Global High Yield Bond Fund 811-7843 for JPMorgan Bond Fund II and 811-07340 for JPMorgan Fleming Emerging Markets Debt Fund.

       (C) 2001 J.P.Morgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR-FIS-901 X

                                 JPMORGAN FUNDS



                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               SEPTEMBER 7, 2001



                               J.P. MORGAN FUNDS



                 JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

                     (SELECT AND CLASSES A, B AND C SHARES)


                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036



    This Statement of Additional Information is not a Prospectus, but contains Additional Information which should be read in conjunction with the Prospectuses dated, September 7, 2001 for the fund listed above, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the Financial Statements included in the Annual Report relating to the fund listed above dated May 31, 2001. The Prospectuses and the Financial Statements, including the Independent Accountants' report on the Annual Financial Statements, are available, without charge, upon request from J.P. Morgan Fund Distributors, Inc., at (800) 348-4782 for Select, Classes A, B and C shares and (800) 766-7722 for Institutional Shares or in writing at 1211 Avenue of the Americas, New York, NY 10036 attention: JPMorgan Funds.

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Objectives and Policies................    3
Investment Restrictions...........................   15
Trustees..........................................   16
Officers..........................................   18
Codes of Ethics...................................   20
Investment Adviser................................   20
Distributor.......................................   21
Administrator.....................................   21
Distribution Plans................................   22
Custodian and Transfer Agent......................   24
Shareholder Servicing.............................   24
Financial Professionals...........................   24
Independent Accountants...........................   25
Expenses..........................................   25
Purchase of Shares................................   25
Redemption of Shares..............................   28
Exchange of Shares................................   29
Dividends and Distributions.......................   30
Net Asset Value...................................   30
Performance Data..................................   31
Portfolio Transactions............................   32
Massachusetts Trust...............................   33
Description of Shares.............................   34
Distributions: Tax Matters........................   35
Additional Information............................   39
Financial Statements..............................   40
Appendix A--Description of Securities Ratings.....  A-1

                                    GENERAL


    JPMorgan U.S. Small Company Opportunities Fund (the "Fund") is a series of JPMorgan Funds, a diversified open-end management investment company organized as a Massachusetts business trust (the "Trust") on November 4, 1992. The Trustees of the Trust have authorized the issuance and sale of shares of five classes of the Fund (Institutional, Select and Classes A, B and C Shares). Currently the Fund is offering Select Class Shares and Class A, B, and C shares.


    This Statement of Additional Information ("SAI") describes the financial history, investment objectives and policies, management and operation of the Fund and provides information with respect to the Fund. This SAI should be read in conjunction with the Fund's current Prospectuses (the "Prospectuses") for the relevant class of shares. Capitalized terms not otherwise defined in this SAI have the meanings assigned to them in the Prospectuses. The Trust's executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Prior to the date of this SAI, the Fund sought to achieve its investment objective by investing all of its investable assets in the U.S. Small Company Opportunities Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Fund no longer operates under a "master/feeder" structure and instead invests directly in portfolio securities.

    Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT OBJECTIVES AND POLICIES

    The following discussion supplements the information in the Prospectuses regarding the investment objective of the Fund.

    The Fund is designed for investors seeking an actively managed portfolio of equity securities of companies with high growth potential, emphasizing growth sectors of the market without undue emphasis on a specific sector and encompassing a higher degree of risk than some small company stock portfolios. The Fund's investment objective is to provide long-term growth from a portfolio of small company growth stocks. This investment objective can be changed without shareholder approval.


    The Fund attempts to achieve its investment objective by investing in a diversified portfolio of common stocks issued by small companies with above average long-term earnings growth potential that are included in the Russell 2000 Growth Index. The Fund invests primarily in stocks of U.S. small companies whose market capitalization is greater than $125 million and less than $2 billion when purchased.


                               EQUITY INVESTMENTS

    The Fund invests primarily in Equity Securities. The Equity Securities in which the Fund invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

    EQUITY SECURITIES. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                              FOREIGN INVESTMENTS

    The Fund may invest in certain foreign securities. The Fund does not expect to invest more than 20% of its total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

    Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

                     FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Fund will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value, and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its PRO RATA portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.


    The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds or their successors: JPMorgan Institutional Prime Money Market Fund, JPMorgan Institutional Tax Exempt Money Market Fund, JPMorgan Institutional Federal Money Market Fund and JPMorgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.


    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See

"Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

    LOANS OF PORTFOLIO SECURITIES. The Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of such Fund's net assets. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser or the Distributor, unless otherwise permitted by applicable law.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

    Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Fund may invest in money market instruments to the extent consistent with its respective investment objective and policies. The Fund may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and
(iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. The Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). See "Foreign Investments." The Fund will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Adviser, acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Adviser, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." It is possible that the issuer of a master demand obligation could be a client of Morgan, to whom Morgan, an affiliate of the Adviser, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

    The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this SAI.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    The Fund intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of the Fund is subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

    The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    The Fund may (a) purchase and sell exchange traded and over-the-counter
(OTC) put and call options on equity securities or indexes of equity securities,
(b) purchase and sell futures contracts on indexes of equity securities and
(c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

    The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as limiting its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

    The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

                                    OPTIONS

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

    Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

    For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Fund's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Fund is permitted to purchase and write options in combination with other funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be commodity pools, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

    The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to the Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, the Fund not only gains equity exposure from the use of futures, but also benefit from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER


    For the fiscal years ended May 31, 1999, 2000 and 2001, the Fund's portfolio turnover rate was 116%, 132% and 117%, respectively. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.


                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

    The Fund:

        1. May not make any investments inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940;

        2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        4. May not borrow money, except to the extent permitted by applicable law;

        5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

        6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

        7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and


        8. May make loans to other persons, in accordance with its investment objectives and policies and to the extent permitted by applicable law.


    NON-FUNDAMENTAL INVESTMENT FUND RESTRICTIONS. The investment restrictions described below are not fundamental policies of the and may be changed by Trustees.

    These non-fundamental investment policies require that the Fund:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES


    The Trustees of the Trust are also the Trustees of each of the trusts, as described below. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:



    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company. His address is 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.



    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. His address is 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.



    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc. Her address is 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.



    MATTHEW HEALEY--Trustee; Former Chief Executive Officer of trusts in the J.P. Morgan Family of Funds through April 2001; Former Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1934.

    FERGUS REID, III*--Trustee; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. His address is 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.



    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His address is 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.



    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of the Chase Manhattan Private Bank. His address is 2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20, 1935.



    H. RICHARD VARTABEDIAN--Trustee; Former President of trusts in the Fund Complex; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of the Chase Manhattan Bank, N.A., 1980-1991. His address is P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is January 26, 1936.



    A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the JPMorgan Institutional Funds, JPMorgan Funds, Mutual Fund Group, Fleming Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Variable Annuity Trust, and Mutual Fund Investment Trust up to and including creating a separate board of trustees.



    Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of the Trust and the trusts listed above. Each is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to the trusts.


    Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.


                                        AGGREGATE TRUSTEE        PENSION OR RETIREMENT
                                     COMPENSATION PAID BY THE      BENEFITS ACCRUED       TOTAL COMPENSATION PAID FROM
                                        TRUST DURING 2000       BY THE "FUND COMPLEX"**        "FUND COMPLEX" (1)
                                     ------------------------  -------------------------  ----------------------------
William J. Armstrong, Trustee                    N/A                   $ 41,781                     $ 90,000
Roland R. Eppley, Jr., Trustee                   N/A                   $ 58,206                     $ 91,000
Ann Maynard Gray, Trustee                    $11,239                 N/A                            $ 75,000
Matthew Healey, Trustee (2)                  $11,239                 N/A                            $ 75,000
Fergus Reid, III, Chairman *               N/A                         $110,091                     $205,750
James J. Schonbachler, Trustee               $11,239                 N/A                            $ 75,000
Leonard M. Spalding, Jr.,
  Trustee *                                      N/A                   $ 35,335                     $ 89,000
H. Richard Vartabedian, Trustee                  N/A                   $ 86,791                     $134,350



  *  Mr. Reid is deemed to be an "interested person" (as defined in the 1940
     Act) of the Trust because he is an officer of the Trust. Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Board of Trustees of the Trust met five times during the 2000 calendar year, and each of the Trustes attended at least 75% of the meetings of the Board and any committee on which he or she serves.


    The Board of Trustees of the Trust presently has an Audit Committee. The
members of the Audit Committee are Messrs.               . The function of the
Audit Committee is to recommend independent auditors and monitor accounting and financial matters.


    The Board of Trustees of the Trust has a Nominating Committee. During the year 2000, the members of the Nominating Committee were Messrs.
                                    The function of the Nominating Committee is
to nominate Trustees for the Board to consider. The Nominating Committee met one time during the 2000 calendar year.



    Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.


    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities the Trust and the Funds had entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds within the Fund Complex the Trust and the Funds have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.

    The aggregate fees paid to Pierpont Group, Inc. by the Fund and the Portfolio during the indicated fiscal years are set forth below:


FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $5,042, $8,040 and $7,122, respectively.



PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: $5,046, $8,042 and $7,127, respectively.


                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.


    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management, Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.



    DAVID WEZDENKO; Treasurer; Vice President, JPMIM. Mr. Wezdenko is the Chief Operating Officer for the U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.



    SHARON WEINBERG; Secretary. Vice President, JPMIM. Ms. Weinberg is head of Business and Product Strategy for the U.S. Mutual Funds and Financial Intermediaries business. Since joining J.P. Morgan in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.



    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President,
J.P. Morgan Investment Management, Inc. Mr. Moran is the Chief Financial Officer of JP Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at JP Morgan Chase & Co. His date of birth is July 14, 1969.



    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, includes Assistant General Counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.



    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as assistant Secretary for the Mainstay Funds. From
October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.



    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.



    PAUL M. DERUSSO; Assistant Treasurer. Vice President, JPMIM. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for the J.P. Morgan Fund complex and their successor on the heritage Chase side since prior to 1996. His date of birth is December 3, 1954.


    LAI MING FUNG; Assistant Treasurer. Associate, JPMIM. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April to 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.


    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management, Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase complex. Her date of birth is January 8, 1955.



    NIMISH S. BHATT; Assistant Treasurer; Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.



    ARTHUR A. JENSEN; Assistant Treasurer; Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.


    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Mardwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.


    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.



    As of the date of this SAI, the officers and Trustees as a group owned less than 1% of the shares of each Fund.


                                CODES OF ETHICS


    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.


                               INVESTMENT ADVISER


    The Trust has retained JPMIM as Investment Adviser to provide investment advice and portfolio management services to the Fund, pursuant to an Investment Advisory Agreement, dated as of September 10, 2001. Subject to the supervision of the Fund's Trustees, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. Prior to October 1,1998, Morgan was the Fund's investment adviser. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.


    J.P. Morgan Chase through the Adviser and other subsidiaries, acts as investment adviser to governmental, institutional, individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors and individual clients. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over a century.

    The investment advisory services the Adviser provides to the Fund are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Adviser. See "Portfolio Transactions."

    The Fund is managed by employees of the Adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust on behalf of the Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to an annual rate of 0.60% of the Fund's average daily net assets.

    The table below sets forth the advisory fees paid by the Portfolio to Morgan and JPMIM, as applicable, for the fiscal periods indicated.

PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: $1,260,259, $2,833,187 and $3,097,492, respectively.


    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Fund's Trustees, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, dated April 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly-owned subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.


    The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority the Fund's outstanding shares as defined under "Additional Information", in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.


    Prior to April 11, 2001, Funds Distributor, Inc. ("FDI") served as the Fund's Distributor.

                                 ADMINISTRATOR


    Pursuant to an Administration Agreement (the "Administration Agreement") effective September 7, 2001 with the Trust, Morgan Guaranty Trust Company of New York ("Morgan") is the administrator of the Fund. Morgan provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.



    Under the Administration Agreement Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of the Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by

Morgan on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Morgan or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.



    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the pro-rata portion of a average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average net assets over $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to the Fund on a month to month basis.


    Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's Sub-Administrator.

    Under a prior Co-Administration Agreement with the Trust and the Portfolio dated August 1, 1996, FDI served as the Trust's and the Portfolio's Co-Administrator.

    For its services under the Co-Administration Agreement, the Fund and Portfolio had agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.

    The table below sets forth the administrative fees paid to FDI by the Fund and the Portfolio for the fiscal periods indicated.


FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $3,581, $5,913 and $5,300, respectively.



PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: $3,103, $4,343 and $3,001, respectively.


    The Trust, on behalf of the Fund and the Portfolio had also entered into an Administrative Services Agreement ("Services Agreement") with Morgan pursuant to which Morgan was responsible for certain administrative and related services provided to the Fund and the Portfolio.

    Under the amended Services Agreement, the Fund had agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Fund and Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund and Portfolio was determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Fund, the other investors in the Fund for which Morgan provided similar services.

    The table below sets forth for the Fund and the Portfolio the fees paid to Morgan as Services Agent for the fiscal periods indicated.


FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $56,775, $118,266 and $122,757, respectively.



PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: $56,809, $118,303 and $122,848, respectively.


                               DISTRIBUTION PLANS

    The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including Distribution Plans on behalf of certain classes of certain JPMorgan Funds, which provide that each of such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such

Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.


    Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets and Class A shares pay a Distribution Fee of up to 0.25% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Income Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.



    No class of shares of the Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of the Fund.



    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.25% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Fund, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.


    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.


    Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                          CUSTODIAN AND TRANSFER AGENT


    Pursuant to the Custodian Contract and Fund Accounting Agreement between the Trust and Chase, dated September 7, 2001, The Chase Manhattan Bank, 3 Metrotech Center, Brooklyn, New York 11245, is the Trust's custodian and fund accounting agent and is responsible for holding Fund securities and cash and maintaining the books of account and records of Fund transactions. Prior to that time the Bank of New York ("BONY"), One Wall Street, New York, New York 10286, served as the Trust's and each of the Fund's custodian and fund accounting agent.


    DST Systems, Inc. ("DST") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

    Prior to May 5, 2001, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, served as the Trust's transfer and dividend disbursing agent.

                             SHAREHOLDER SERVICING

    The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.


    Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan for these services at an annual rate of 0.10% with respect to Institutional Class shares and 0.25% with respect to Select, Class A, Class B and Class C shares (expressed as a percentage of the average daily net assets of Fund shares). Morgan acts as Shareholder Servicing Agent for all shareholders.


    The table below sets forth for the Fund the shareholder servicing fees paid by the Fund to Morgan for the fiscal periods indicated.


FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: $524,790, $1,194,085 and $1,289,739, respectively.


    If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreement, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

    The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan Chase ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

    The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                                    EXPENSES


    In addition to the fees payable to JPMIM and Morgan under various agreements discussed under "Investment Adviser," "Administrator," and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with its operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws and extraordinary expenses applicable to the Fund. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders and filing fees under state securities laws.


    Morgan has agreed that it will reimburse the Fund as described in the Prospectuses, to the extent necessary to maintain the Fund's total operating expenses (excluding interest, taxes, and extraordinary expenses of the Fund) at the following annual rate of the Fund's average daily net assets for the periods indicated.

Select Shares                                                 1.02% Until September 7, 2004
Class A Shares                                                1.25% Until September 7, 2002
Class B Shares                                                1.75% Until September 7, 2002
Class C Shares                                                1.75% Until September 7, 2002


    The table below sets forth for the Fund the fees and other expenses Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.



FUND--For the fiscal years ended May 31, 1999, 2000 and 2001: N/A, N/A and N/A.



PORTFOLIO--For the fiscal years ended May 31, 1999, 2000 and 2001: N/A, N/A and N/A.


                               PURCHASE OF SHARES


    ADDITIONAL MINIMUM BALANCE INFORMATION. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Trust reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Trust reserves the right to close out your account and send the proceeds to the address of record.



    METHOD OF PURCHASE. Investors may open accounts with the Trust only through the Distributor. All purchase transactions in Trust accounts are processed by Morgan as shareholder servicing agent and the Trust is authorized to accept any instructions relating to a Trust account from the Shareholder Servicing Agent for the customer. All purchase orders must be accepted by the Distributor. Prospective investors who are not already customers of the Shareholder Servicing Agent may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Trust reserves the right to determine the purchase orders that it will accept.



    References in the Prospectuses and this SAI to customers of Morgan or a financial professional include customers of their affiliates and references to transactions by customers with Morgan or a financial professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund.



    The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund;
(ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at their own option any and all securities offered in payment for its shares.



    CLASS A SHARES--INITIAL SALES CHARGE. The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to your broker-dealer.


                                      SALES CHARGE AS A
                                        PERCENTAGE OF:     AMOUNT OF SALES CHARGE
                                     --------------------       REALLOWED AS
AMOUNT OF TRANSACTION                OFFERING  NET AMOUNT     A PERCENTAGE OF
AT OFFERING PRICE                     PRICE     INVESTED       OFFERING PRICE
-----------------                    --------  ----------  ----------------------
Under 100,000                           5.75%      6.10%                5.00%
100,000 but under 250,000               3.75%      3.90%                3.25%
250,000 but under 500,000               2.50%      2.56%                2.25%
500,000 but under 1,000,000             2.00%      2.04%                1.75%

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    The Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.


    At times, the Fund's distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the Securities Act of 1933.



    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Funds with purchases of any other Fund in the Trust (or if a Fund has only one class, shares of such

Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.


    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If the investor has not remitted the applicable amount within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.


    Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or
(ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Series Trust fund excluding any JPMorgan money market fund, and
(b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.


    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a Cumulative Quantity Discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.


    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and
(iii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.



    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult with their investment representatives or the JPMorgan Fund Service Center for details about JPMorgan's combined purchase privilege, Cumulative Quantity Discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.


    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Fund, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.


    Purchases of a Fund's Class A shares may also be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Distributor or the JPMorgan Funds Service Center.



    Each Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the Fund.


    Prospective investors may purchase shares with the assistance of a financial professional, and the financial professional may establish its own minimums and charge the investor a fee for this service and other services it provides to its customers. The Shareholder Servicing Agent may pay fees to financial professionals for services in connection with fund investments. See "Financial Professionals" above.

                              REDEMPTION OF SHARES


    Investors may redeem shares of the Fund as described in the Prospectuses. The Fund generally intends to pay redemption proceeds in cash, however, they reserve the right at their sole discretion to pay redemption over $250,000 in-kind with portfolio securities rather than cash. See below and "Exchange of Shares."


     CLASS B AND CLASS C SHARES--CONTINGENT DEFERRED SALES CHARGE ("CDSC")


    The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the applicable Prospectus. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for:
(i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Shareholders acquiring Class B Shares as part of a reorganization will be entitled to adjustments to their holding period for purposes of calculating the CDSC and conversion to Class A shares in accordance with the prospectus and proxy statement relating to such reorganization.



    The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.


    If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of the Funds to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities, in lieu of cash. If shares are redeemed in-kind, the redeeming shareholder might incur costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.


    In general, the Fund will attempt to select securities for in-kind portfolio redemptions that approximate the overall characteristics of the Fund. The Fund will not distribute illiquid securities to satisfy in-kind redemptions. For purposes of effecting in-kind redemptions, securities will be valued in the manner regularly used to value the Fund's portfolio securities. The Fund will not redeem its shares in-kind in a manner that after giving effect to the redemption would cause it to violate its investment restrictions or policies. See the Prospectuses for information on redemptions in-kind.



    OTHER REDEMPTION PROCESSING INFORMATION. Redemption requests may not be processed if the redemption request is not submitted in proper form. A redemption request is not in proper form unless the Fund has received the shareholder's certified taxpayer identification number and address. In addition, if shares were paid for by check and the check has not yet cleared, redemption proceeds will not be transmitted until the check has cleared, which may take up to 15 days. The Fund reserves the right to suspend the right of redemption or postpone the payment of redemption proceeds to the extent permitted by the SEC. Shareholders may realize taxable gains upon redeeming shares.


    For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

                               EXCHANGE OF SHARES


    Subject to the limitations below, an investor may exchange shares from the Fund into shares of any other JPMorgan Series Trust Fund, JPMorgan Institutional Fund or JPMorgan Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in kind with portfolio securities rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares." Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.


    The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the applicable Prospectus.

                           CONVERSION OF SHARE CLASS

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after eight years have elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund declares and pays dividends and distributions as described under "Dividends and Distribution" in the Prospectuses.


    Dividends and capital gains distributions paid by the Fund are reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan or at his financial professional or, in the case of certain JPMorgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.


    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    The Fund computes its net asset value once daily on Monday through Friday at the time described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ"), other than options on stock indexes, is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Fund may quote performance in terms of actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.

    Composite performance information shown in the prospectuses have been calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research ("AIMR").

    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

    Below is set forth historical return information for the Fund for the periods indicated:


FUND (05/31/01): Average annual total return, 1 year: (15.51)%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (June 16, 1997) to period end: 8.49%.


    GENERAL. Performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Fund; (5) descriptions of investment strategies for one or more of the Fund;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                             PORTFOLIO TRANSACTIONS

    The Adviser places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Adviser intends to seek best execution on a competitive basis for both purchases and sales of securities.

    In selecting a broker, the Adviser considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best execution. The Adviser monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees review regularly the reasonableness of commissions and other transaction costs incurred by the Fund in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Adviser and published data concerning transaction costs incurred by institutional investors generally.

    Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Adviser's clients and not solely or necessarily for the benefit of the Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.

    The Portfolio paid the following approximate brokerage commissions for the indicated periods:


PORTFOLIO: For the fiscal years ended May 31, 1999, 2000 and 2001: $93,960, $242,461 and $399,318.


    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    Investment decisions made by the Adviser are the product of many factors in addition to basic suitability for the Fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund only may sell a security to another series of the Trust or to other accounts managed by the Adviser or its affiliates in accordance with procedures adopted by the Trustees.

    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients including other clients, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with the Adviser's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

    If the Fund writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Adviser for other investment advisory clients.

    An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                              MASSACHUSETTS TRUST

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Effective October 10, 1996, the name of the Trust was changed from "The Pierpont Funds" to "The JPM Pierpont Funds," and the Fund's name changed accordingly. Effective May 12, 1997, the name of the U.S. Equity Fund was changed from "The JPM Pierpont Equity Fund" to "The JPM Pierpont U.S. Equity Fund". Effective May 12, 1997, the name of the U.S. Small Company Fund was changed from "The JPM Pierpont Capital Appreciation Fund" to "The JPM Pierpont U.S. Small Company Fund". Effective January 1, 1998, the name of the Trust was changed from "The JPM Pierpont Funds" to "J.P. Morgan Funds", and the Fund's name changed accordingly.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

    The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or
(2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized the issuance and sale to the public of shares of 33 series of the Trust. The Trustees have no current intention to create any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".


    As of August 22, 2001, no person owned of record or was known by the Fund to own beneficially more than 5% of the outstanding shares of any class of the Fund.



                           DISTRIBUTIONS: TAX MATTERS



    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning.



                QUALIFICATION AS A REGULATED INVESTMENT COMPANY



    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, the Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.



    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").



    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.



    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.



    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.



    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES



    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.



    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.



                               FUND DISTRIBUTIONS



    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.



    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.



    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.



    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.



    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of the Fund.



    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining its adjusted current earnings.



    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.



    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.



    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.



    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.



    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder
(1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal income tax liability provided the appropriate information is furnished to the IRS.



                          SALE OR REDEMPTION OF SHARES



    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.



    The U.S. Small Company Opportunities Fund has a capital loss carryforward of $10,362,525 which expires May 31, 2009.



                              FOREIGN SHAREHOLDERS



    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.



    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.



    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.



    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.



    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by a such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.



                          STATE AND LOCAL TAX MATTERS



    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.



                          EFFECT OF FUTURE LEGISLATION



    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


                             ADDITIONAL INFORMATION

    As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.


    Telephone calls to the Fund, JPMFD or Financial Professionals as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Fund's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectuses and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS


    The following financial statements of the Fund and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference from their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Funds Services at
(800) 521-5411. The Fund's financial statements include the financial statements of the Fund's corresponding Portfolio.



                                                      DATE OF ANNUAL REPORT;
                                                        DATE ANNUAL REPORT
NAME OF FUND                                        FILED; AND ACCESSION NUMBER
------------                                        ---------------------------
JPMorgan U.S. Small Company                               05/31/01; 08/03/01;
  Opportunities Fund                                     0000912057-01-526548

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                 (This page has been left blank intentionally.)

                                 JPMORGAN FUNDS


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                               SEPTEMBER 7, 2001



                               J.P. MORGAN FUNDS



                       FLEMING EMERGING MARKETS DEBT FUND


                          522 FIFTH AVENUE, NEW YORK,
                                 NEW YORK 10036



    This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Fund's Prospectus dated September 7, 2001, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Annual Report relating to the Fund listed above dated July 31, 2000 and the Semi-Annual Report dated January 31, 2001. The Prospectus and the Financial Statements are available, without charge, upon request from J.P. Morgan Fund Distributors, Inc., at (800) 348-4782 or in writing at 1211 Avenue of the Americas, New York, NY 10036 attention: JPMorgan Funds.

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------
General...........................................    3
Investment Objective and Policies.................    3
Investment Restrictions...........................   21
Trustees..........................................   22
Officers..........................................   24
Codes of Ethics...................................   25
Investment Adviser................................   25
Distributor.......................................   27
Administrator.....................................   27
Custodian and Transfer Agent......................   28
Shareholder Servicing.............................   28
Financial Professionals...........................   29
Independent Accountants...........................   29
Expenses..........................................   30
Purchase of Shares................................   30
Redemption of Shares..............................   31
Exchange of Shares................................   31
Dividends and Distributions.......................   32
Net Asset Value...................................   32
Performance Data..................................   33
Portfolio Transactions............................   34
Massachusetts Trust...............................   35
Description of Shares.............................   35
Distributions, Tax Matters........................   36
Additional Information............................   40
Financial Statements..............................   41
Appendix A........................................  A-1

                                    GENERAL


    This Statement of Additional Information (the "SAI") relates only to the Fleming Emerging Markets Debt Fund (the "Fund"). The Fund is a series of shares of beneficial interest of the J.P. Morgan Funds, diversified open-end management investment company formed as a Massachusetts business trust (the "Trust") on November 4, 1992. The Trustees of the Trust have authorized the issuance and sale of shares of the Select Class of shares of the Fund. In addition to the Fund, the Trust consists of other series representing separate investment funds (each a "JPMorgan Fund"). The other J.P. Morgan Funds are covered by separate statements of additional information.


    This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 522 Fifth Avenue, New York, N.Y. 10036.

    Prior to the date of this SAI, the Fund sought to achieve its investment objective by investing all of its investable assets in The Emerging Markets Debt Portfolio (the "Portfolio"), a corresponding non-diversified open-end management investment company having the same investment objective as the Fund. The Fund no longer operates under a "master/feeder" structure and instead invests directly in portfolio securities.

    The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Adviser, or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund is designed for the aggressive investor seeking to diversify an investment portfolio by investing in fixed income securities of emerging markets issuers. The Fund's investment objective is high total return from a portfolio of fixed income securities of emerging markets issuers.

    The Fund invests in lower quality debt instruments ("junk bonds"), which are subject to higher risks of untimely interest and principal payments, default and price volatility than higher quality securities and may present liquidity and valuation problems. Investments in securities of issuers in emerging markets, investments in unrated and lower rated debt obligations and investments denominated or quoted in foreign currencies, as well as the Fund's use of interest rate and currency management techniques, entail risks in addition to those that are customarily associated with investing in dollar-denominated fixed income securities of U.S. issuers. Interest rate and currency management techniques may be unavailable or ineffective in mitigating risks inherent in the Fund. The Fund may not be able to achieve its investment objective. The Fund is intended for investors who can accept a high degree of risk and is not suitable for all investors.

    PRIMARY INVESTMENTS. In normal circumstances, substantially all and at least 65% of the value of the Fund's total assets are invested in debt obligations of governments, government-related agencies and corporate issuers located in emerging markets around the world. The Adviser considers "emerging markets" to be any country which is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations or its authorities. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom and United States. An emerging market issuer is one that (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of an emerging market country; (iii) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging market countries; (iv) has at least 50% of its assets located in emerging markets; or (v) is a government, governmental authority or agency of an emerging market country.

    Debt obligations in which the Fund may invest include (i) fixed and floating rate bonds, notes and debentures of corporate issuers, including convertible securities; (ii) commercial paper and bank certificates of deposit; (iii) loans and interests therein, including loan participations; (iv) obligations issued or guaranteed by a foreign government or its agencies, instrumentalities, political subdivisions and authorities, including obligations of central banks and Brady bonds; (v) structured notes, bonds and debentures issued or guaranteed by governmental or corporate issuers; and (vi) any other debt securities issued or guaranteed by an emerging markets issuer.

    Emerging market securities may be denominated in foreign currencies or the U.S. dollar. The Adviser will not routinely attempt to manage the Fund's exposure to currencies of emerging markets. However, the Fund may from time to time decide to engage in forward foreign currency exchange transactions if the Adviser believes these transactions would be in the Fund's best interest.


    The Fund may invest without limit in fixed income securities rated below investment grade by one or more nationally recognized statistical rating organization (NRSRO) such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or in unrated securities determined to be of comparable credit quality by the Adviser. These below investment grade securities may include obligations of sovereign and corporate issuers. Below investment grade obligations, commonly called "junk bonds," are considered speculative and may include obligations that are unrated or in default.


    For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash and money market instruments or invest all or a portion of its assets in debt securities of the U.S. government or corporate issuers. The Fund may engage in defensive investing if the Adviser determines that economic or market conditions in emerging markets significantly limit opportunities for total return or pose undue risk to investors.

                              FOREIGN INVESTMENTS

    The Fund makes substantial investments in foreign countries. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    The U.S. dollar value of foreign securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets quoted in those currencies. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. foreign governments and central banks. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets may restrict the free conversion of their currencies into other currencies. Any devaluations in the currencies in which the Fund's securities are denominated may have a detrimental impact on the Fund's net asset value.

    The Fund may invest any portion of its assets in securities denominated in foreign currencies or in a particular currency. The Fund may enter into forward foreign currency exchange transactions in an attempt to manage the Fund's foreign currency exposure.

    SOVEREIGN AND CORPORATE DEBT OBLIGATIONS. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

    Corporate debt obligations, including obligations of industrial, utility, banking and other financial issuers, are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    BRADY BONDS. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter ("OTC") secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

    OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                         INVESTING IN EMERGING MARKETS

    Investing in the securities of emerging market issuers involves considerations and potential risks not typically associated with investing in the securities of issuers in the United States and other developed countries.

    MARKET CHARACTERISTICS. The fixed income securities markets of emerging countries generally have substantially less volume than the markets for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making activities may be less extensive in such markets, which may contribute to increased volatility and reduced liquidity in those markets. The less liquid the market, the more difficult it may be for the Fund to accurately price its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that the Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay expenses.

    Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to these investments and in exchange control regulations (e.g., currency blockage). In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, these procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct securities transactions.

    Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation, or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

    ECONOMIC, POLITICAL AND SOCIAL FACTORS. Emerging markets may be subject to a greater degree of economic, political and social instability that could significantly disrupt the principal financial markets than are markets in the United States and in Western European countries. Such instability may result from among other things: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in government through extra constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Many emerging markets have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economics of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging markets are vulnerable to weakness in world prices for their commodity exports. The economies of emerging markets may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

    RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

                     INVESTMENT IN LOWER RATED OBLIGATIONS

    While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality debt obligations tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's credit analysis.

    Lower quality debt obligations are affected by the market's perception of their credit quality, especially during time of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio holdings for purposes of determining the Fund's net asset value.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Portfolio will have fewer assets with which to purchase income producing securities.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

    CORPORATE FIXED INCOME SECURITIES. The Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

                            MONEY MARKET INSTRUMENTS

    The Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Fund will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Fund may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below.

    U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. The Fund, subject to its investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. The Fund unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) foreign branches of U.S. banks and U.S. savings and loans associations or of foreign banks (Euros) and (ii) U.S. branches of foreign banks (Yankees). See "Foreign Investments." The Fund will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank).

    COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

    The Fund may make investments in other debt securities, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described herein.

                             ADDITIONAL INVESTMENTS

    CONVERTIBLE SECURITIES. The Fund may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisery fees. These expenses would be in addition to the advisery and other expenses that the Fund or bears directly in connection with its own operations.


    The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds or their successors: JPMorgan Institutional Prime Money Market Fund, JPMorgan Institutional Tax Exempt Money Market Fund, JPMorgan Institutional Federal Money Market Fund and JPMorgan Institutional Treasury Money Market Fund. The order sets forth the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisery fee from the Portfolio in an amount sufficient to offset any doubling up of investment advisery, administrative and shareholder servicing fees.


    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended (the "1933 Act") before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

    LOAN PARTICIPATIONS. The Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, the Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties. When investing in a participation, the Fund will have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, the Fund will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower, but these rights and obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid and subject to the Fund's restrictions applicable to illiquid securities.

    SYNTHETIC INSTRUMENTS. The Fund may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates and/or notes evidencing interests in the trust. These securities are generally sold in private placements in reliance on Rule 144A.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS


    Although the Fund is not limited by the diversification requirements of the 1940 Act, the Fund will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See
"Distributions: Tax Matters."


    The higher total return sought by the Fund is generally obtainable from high yield high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's. The Fund may invest in securities that are speculative to a high degree and in default. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Fund may also invest in unrated securities, which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Fund may invest.

    BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

    Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of the Fund's investments in high yield securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                             DERIVATIVE INSTRUMENTS

    The Fund may purchase derivative securities to enhance return and enter into derivative contracts to hedge against fluctuations in securities prices or currency exchange rates, to change the duration of the Fund's fixed income holdings or as a substitute for the purchase or sale of securities or currency. The Fund's investments in derivative securities may include structured securities.

    All of the Fund's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in interest rates, securities prices or currency exchange rates. The loss on derivative contracts (other than purchased options) may substantially exceed the Fund's initial investment in these contracts. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Fund.

    STRUCTURED SECURITIES. The Fund may invest in structured securities, including currency linked securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices.

    DERIVATIVE CONTRACTS. The Fund may purchase and sell a variety of derivative contracts, including futures contracts on securities, indices or currency; options on futures contracts; options on securities, indices or currency; forward contracts to purchase or sell securities or currency; and interest rate, currency, index and total return swaps. The Fund incurs liability to a counterparty in connection with transactions in futures contracts, forward contracts and swaps and in selling options. The Fund pays a premium for purchased options. In addition, the Fund incurs transaction costs in opening and closing positions in derivative contracts.

           RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS

    The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

    MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

    LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or currency positions or cover written options which may partially offset the leverage inherent in these transactions.

    CORRELATION RISK. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets of the derivative contract, the assets underlying the derivative contract and the Fund's assets.

    CREDIT RISK. Derivative securities and OTC derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

    LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate OTC derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty. Segregation of a large percentage of assets could impede portfolio management or the ability to meet redemption requests.

                        OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities, and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

    The Fund may use futures contracts and options for hedging purposes and risk management. The Fund may not use futures contracts and options for speculation.

    The Fund may utilize options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

    The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

                                    OPTIONS

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

    Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. The Fund may purchase or sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

    For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                               FUTURES CONTRACTS

    The Fund may purchase and sell futures contracts. When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

    When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

    The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

    The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund 's assets could impede portfolio management or a Fund 's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund 's accrued obligations under the agreement.

    The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

    The Portfolio's turnover for the fiscal year ended December 31, 1998, for the seven months ended July 31, 1999 and for the fiscal year ended July 31, 2000 was 791%, 555% and 295%, respectively.

    The Fund may sell a security without regard to the length of time such security has been held if, in the Adviser's view, the security meets the criteria for sale. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. This policy is subject to certain requirements so that certain investors can qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" below.

                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or
(b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

    The Fund:

        (1) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;
        (2) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;
        (3) May not borrow money, except to the extent permitted by applicable law;
        (4) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
        (5) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) make direct investments in mortgages;
        (6) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
        (7) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Fund and may be changed by their Trustees. These non-fundamental investment policies require that the Fund:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;
        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and
        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of the fundamental investment restriction regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES


    The Trustees of the Trust are also the Trustees of each of the trusts, as described below. Their names, principal occupations during the past five years, addresses and ages are set forth below:



    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company (manufacturer of industrial supplies) Address:
287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4,
1941.



    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (financial services) (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds). Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.



    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation , plc (pharmaceuticals) Address:
1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.



    MATTHEW HEALEY--Trustee; Former Chief Executive Officer of the trusts in the J.P. Morgan Family of Funds through April 2001; Chairman, Pierpont Group (provides services to trustees of investment companies), since prior to 1993.
Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1934.



    FERGUS REID, III--Chairman; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.



    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.



    LEONARD M. SPALDING--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of The Chase Manhattan Private Bank (investment management). Address:
2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20,
1935.



    H. RICHARD VARTABEDIAN--Trustee; Former President of certain other trusts in the Fund Complex through April 2001; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is
January 26, 1936.

    A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, JPMorgan Institutional Funds, JPMorgan Series Trust, Mutual Fund Group, Fleming Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Annuity Trust, and Mutual Fund Investment Trust, up to and including creating a separate board of trustees.



    Each Trustee is currently paid an annual fee of $75,000 for serving as Trustee of the Fund and Trusts listed above. Each is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to the trusts.


    Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.


                                                               PENSION OR
                                                               RETIREMENT             TOTAL
                                      AGGREGATE TRUSTEE     BENEFITS ACCRUED    COMPENSATION PAID
                                     COMPENSATION BY THE         BY THE                FROM
                                      TRUST DURING 2000     "FUND COMPLEX"**    "FUND COMPLEX"(1)
                                     --------------------  ------------------  --------------------
William J. Armstrong, Trustee                   NA              $ 41,781             $ 90,000
Roland R. Eppley, Jr., Trustee                  NA              $ 58,206             $ 91,000
Ann Maynard Gray, Trustee                  $11,239                    NA             $ 75,000
Matthew Healey, Trustee (2)                $11,239                    NA             $ 75,000
Fergus Reid, III, Chairman*                     NA              $110,091             $205,750
James J. Schonbachler, Trustee             $11,239                    NA               75,000
Leonard M. Spalding, Jr., Trustee*              NA              $ 35,335             $ 89,000
H. Richard Vartabedian, Trustee                 NA              $ 86,791             $134,350



  *  Mr. Reid is deemed to be an "interested person" (as defined in the 1940
     Act) of the Trust because he is an officer of the Trust. Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").
 ** On February 22, 2001, the board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.




    The Board of Trustees of the Trust met five times during the 2000 calendar year, and each of the Trustees attended at least 75% of the meetings of the Board and any committee on which he or she serves.



    The Board of Trustees of the Trust presently has an Audit Committee. During the year 2000, the members of the Audit Committee were Messrs.
                                               . The function of the Audit
Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the 2000 calendar year.



    The Board of Trustees of the Trust has a Nominating Committee. During the year 2000, the members of the Nominating Committee were Messrs.
                                                  The function of the Nominating
Committee is to nominate trustees for the Board to consider. The Nominating Committee met one time during the 2000 calendar year.



    The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of JP Morgan funds as selected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.



    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, the Trust and the Portfolio had entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Faimily of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont
Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the trusts within the Fund Complex, the Trust and the Portfolio have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers as necessary.


    The aggregate fees paid to Pierpont Group Inc. by the Fund and the Portfolio during the indicated fiscal periods are set forth below:


FUND--For fiscal year ended December 31, 1998: $422. For the seven months ended July 31, 1999 and the fiscal year ended July 31, 2000: $211 and $395, respectively.



PORTFOLIO--For fiscal year ended December 31, 1998: $423. For the seven months ended July 31, 1999 and the fiscal year ended July 31, 2000: $217 and $399, respectively.


                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York, 10036.


    GEORGE GATCH; President, Managing Director, J.P. Morgan Investment Management, Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and FInancial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.



    DAVID WEZDENKO; Treasurer; Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko is the Chief Operating Officer for the U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P.Morgan in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.



    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for the U.S. Mutual Funds and Financial Intermediaries business. Since joining J.P. Morgan in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.



    MICHAEL MORAN; Vice president and Assistant Treasurer. Vice President, J.P. Morgan Investment Management, Inc. Mr. Moran is the Chief Financial Officer of JP Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at JP Morgan Chase & Co. His date of birth is July 14, 1969.



    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, includes Assistant General Counsel, Tax Director, and Co-head of Fund Administration Deptartment. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Wilkie, Farr & Gallagher. Her date of birth is May 29, 1965.



    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.



    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for the J.P. Morgan Fund complex and their successor on the heritage Chase side since prior to 1996. His date of birth is December 3, 1954.



    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April to 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.



    MARY SQUIRES; Assistant Treasurer. Vice President J.P. Morgan Investment Management, Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase complex. Her date of birth is January 8, 1955.



    NIMISH S. BHATT; Assistant Treasurer; Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.



    ARTHUR A. JENSEN; Assistant Treasurer; Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.


    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Mardwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.


    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.



    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.


    As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

                                CODES OF ETHICS

    The Trust, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER


    Subject to the supervision of the Fund's Trustees, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Fund's investments. Prior to October 1,1998, Morgan was the Fund's investment adviser. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.



    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.


    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.


    The investment advisory services the Adviser provides to the Fund is not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund. See "Fund Transactions."


    Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Fund is the Emerging Markets Bond Index Global.

    The Fund is managed by employees of the Adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust, on behalf of the Fund, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to an annual rate of 0.70% of the Fund's average daily net assets.

    The advisory fees paid by the Portfolio to the Adviser for the fiscal year ended December 31, 1998: $106,372. For the seven months ended July 31, 1999 and the fiscal year ended July 31, 2000: $73,273 and $166,951, respectively.

    See "Expenses" below for applicable expense limitations.

    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

    Under separate agreements, Morgan provides certain financial, fund accounting and administrative services to the Trust and the Portfolio and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, dated April 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.


    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.


    Prior to April 11, 2001, Funds Distributor, Inc. ("FDI") served as the Fund's Distributor.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, dated August 11, 2001, with the Trust (the "Administration Agreement"), Morgan is the administrator of the Fund. Morgan provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.


    Under the Administration Agreement Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of the Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Morgan or its personnel shall be liable for any error of judgement or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.


    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from the Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average net assets of all non-money market funds in the J.P.

Morgan Funds Complex plus 0.075% of average net assets over $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

    Morgan may pay a portion of the fees it receives to Bisys Fund Services, L.P. for its services as the Fund's Sub-Administrator.

    Under a prior Co-Administration Agreement with the Trust and the Portfolio dated August 1, 1996, FDI served as the Trust's and the Portfolio's Co-Administrator.

    For its services under the Co-Administration Agreements, the Fund and the Portfolio agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund or the Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.

    The table below sets forth the administrative fees paid to FDI for the fiscal period indicated.

FUND--For the fiscal year ended December 31, 1998: $311. For the seven months ended July 31, 1999 and the fiscal year ended July 31, 2000: $151 and $293, respectively.

PORTFOLIO--For the fiscal year ended December 31, 1998: $274. For the seven months ended July 31, 1999 and the fiscal year ended July 31, 2000: $129 and $222, respectively.

    The Trust, on behalf of the Fund, and the Portfolio had also entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan was responsible for certain administrative and related services provided to the Fund and the Portfolio.

    Under the amended Services Agreements, the Fund had agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Fund and Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds, the other investors in the Funds for which Morgan provided similar services. The table below sets forth for the Fund and the corresponding Portfolio the fees paid to Morgan, as Services Agent for the fiscal periods indicated.

FUND--For the fiscal year ended December 31, 1998: $4,314. For the seven months ended July 31, 1999 and the fiscal year ended July 31, 2000: $2,677 and $5,838, respectively.

PORTFOLIO--For the fiscal year ended December 31, 1998: $4,349. For the seven months ended July 31, 1999 and the fiscal year ended July 31, 2000: $2,702 and $5,919, respectively.

                          CUSTODIAN AND TRANSFER AGENT


    Pursuant to a Custodian Contract and Fund Accounting Agreement with the Trust, dated September 7, 2001, The Chase Manhattan Bank, 3 Metrotech Center, Brooklyn, New York 11245, is the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions. Prior to that time, The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, served as the Trust's custodian and fund accounting agent.


    DST Systems, Inc. ("DST") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Prior to May 5, 2001, State Street Bank and Trust Company served as the Trust's transfer and dividend disbursing agent.

                             SHAREHOLDER SERVICING

    The Trust on behalf of the Fund has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which includes, but is not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement, effective August 1, 1998, the Fund has agreed to pay Morgan for these services a fee at an annual rate of 0.25% (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders.

    The shareholder servicing fees paid by the Fund to Morgan for the fiscal year ended December 31, 1998: $37,680. For the seven months ended July 31, 1999 and the fiscal year ended July 31, 2000: $25,923 and $58,859, respectively.

    If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Fund or the Portfolio might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

    The Fund may be sold to or through financial intermediaries who are customers of J.P. Morgan Chase ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

    The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM and Morgan under various agreements discussed under various agreements discussed under "Investment Adviser," "Administrator", and "Shareholder Servicing" above, the Fund is responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Fund. For the Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and registration fees under state securities laws.

    Morgan has agreed that it will reimburse the Fund until September 7, 2004, as described in the Prospectus, to the extent necessary to maintain the Fund's total operating expenses (exclude interest, taxes, and extraordinary expenses of the Fund) at 1.25% of the Fund's average daily net assets. Actual net expenses for the year ended July 31, 2000, were 1.31% of average daily net assets as a result of non-reimbursed interest expense equal to 0.06% of average daily net assets.


    The table below sets forth for both the Fund and the Portfolio fees and other expenses Morgan reimbursed under the expense reimbursement arrangements described above or pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.


FUND--(Includes expense reimbursement allocated from the Portfolio) For the fiscal year ended December 31, 1998: $126,703. For the seven months ended July 31, 1999 and the fiscal year ended July 31, 2000: $129,413 and $152,066, respectively.

PORTFOLIO--For the period March 7, 1997 (commencement of operations) through December 31, 1997: N/A. For the fiscal year ended December 31, 1998: $27,722. For the seven months ended July 31, 1999 and the fiscal year ended July 31, 2000: $47,534 and $13,890, respectively.

                               PURCHASE OF SHARES

    ADDITIONAL MINIMUM BALANCE INFORMATION. If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out your account and send the proceeds to the address of record.

    METHOD OF PURCHASE. Investors may open Fund accounts and purchase shares as described in the Prospectus. References in the Prospectus and this Statement of Additional Information to customers of Morgan or a Financial Professional include customers of their affiliates and references to transactions by customers with Morgan or a Financial Professional include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of the Fund may make transactions in shares of the Fund. All purchase orders must be accepted by the Distributor.

    The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the Portfolio;
(ii) be acquired by the Fund for investment and not for resale (other than for resale to the Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

    Prospective investors may purchase shares with the assistance of a Financial Professional, and the Financial Professional may charge the investor a fee for this service and other services it provides to its customers.

                              REDEMPTION OF SHARES

    Investors may redeem shares as described in the Prospectus.

    If the Trust, on behalf of the Fund, and the Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust, on behalf of the Fund, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio, and therefore shareholders of the Fund that receive redemptions in kind will receive Portfolio holdings. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind. The Trust is in the process of seeking exemptive relief from the SEC with respect to redemptions in kind by the Fund. If the requested relief is granted, the Fund would then be permitted to pay redemptions to greater than 5% shareholders in securities, rather than in cash, to the extent permitted by the SEC and applicable law. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

    FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the shareholder's taxpayer identification number and address. In addition, if a shareholder sends a check for the purchase of fund shares and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit. For information regarding redemption orders placed through a financial professional, please see "Financial Professionals" above.

                               EXCHANGE OF SHARES


    An investor may exchange shares from the Fund into any other JPMorgan fund, without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least that fund's minimum investment amount. Shareholders should read the prospectus of the fund into which they are exchanging and may only exchange between fund accounts that are registered in the same name, address and taxpayer identification number. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. The Fund generally intends to pay redemption proceeds in cash, however, since it reserves the right at its sole discretion to pay redemptions over $250,000 in-kind as a portfolio of representative stocks rather than in cash, the Fund reserves the right to deny an exchange request in excess of that amount. See "Redemption of Shares". Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. Shares of the fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time.


                          DIVIDENDS AND DISTRIBUTIONS

    The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

    The net asset value of the Fund is equal to the value of the Fund's investments less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolio corresponding to the Fund in valuing its assets.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations readily available from and supplied daily by pricing services or brokers. If such prices are generally not readily available from the Fund's pricing services or brokers, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such fair value procedures include the use of pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

    The value of all assets initially expressed in foreign currencies shall be converted to U.S. dollars at prevailing rates as provided by an independent pricing source as of 11:00 a.m. Eastern Standard Time.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Fund's net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Fund may quote performance in terms of yield, actual distributions, total returns, or capital appreciation in reports, sales literature, and advertisements published by the Fund. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

    Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under the "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment date during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over the specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.


    YIELD QUOTATIONS. Any current "yield" quotation for a class of shares of the Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.



    The SEC yield of the Fund for the thirty-day period ended January 31, 2001 is 10.82%.


    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of a Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions distributed by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

                             HISTORICAL PERFORMANCE


    The historical return information for the Fund at January 31, 2001, average annual total return, 1 year: (22.54%); average annual total return, 5 years:
N/A; average annual total return, commencement of operations (April 17, 1997) to period end: (7.87%); aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (April 17, 1997) to period end: (35.50%).


    GENERAL. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund;
(5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                             PORTFOLIO TRANSACTIONS

    The Adviser places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objective and Policies."

    Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objective. See "Investment Objective and Policies--Portfolio Turnover."

    In connection with portfolio transactions for the Fund, the Adviser intends to seek best execution on a competitive basis for both purchases and sales of securities.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Adviser. In order for affiliates of the Adviser to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

    Portfolio securities will not be purchased from or through or sold to or through the Administrator, the Distributor or the Adviser or any other "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Adviser when such entities are acting as principals, except to the extent permitted by law. In addition, the Fund will not purchase securities during the existence of any underwriting group relating thereto of which the Adviser or an affiliate of the Adviser is a member, except to the extent permitted by law.

    Investment decisions made by the Adviser are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund may only sell a security to other portfolios or accounts managed by the Adviser or its affiliates in accordance with procedures adopted by the Trustees.

    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with the Adviser's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

    If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Adviser for other investment advisery clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                              MASSACHUSETTS TRUST

    The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

    Effective January 1, 1998, the name of the Trust was changed from "The JPM Pierpont Funds" to "J.P. Morgan Funds", and the Fund's name changed accordingly.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of the Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures and to appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.


    The Trustees have authorized the issuance and sale to the public of shares of 33 series of the Trust. The Trustees have no current intention to create any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.



    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares" in the Prospectus.



                           DISTRIBUTIONS: TAX MATTERS



    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.



                QUALIFICATION AS A REGULATED INVESTMENT COMPANY



    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, the Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.



    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.



    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.



    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.



    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.



                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES



    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.



                               FUND DISTRIBUTIONS



    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally will not qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.



    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.



    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.



    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.



    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.



    Distributions by the Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.



    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.



    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.



    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's federal income tax liabilities provided the appropriate information is furnished to the IRS.



                          SALE OR REDEMPTION OF SHARES



    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.



    The Emerging Markets Debt Portfolio has a capital loss carryforward of $2,856,915 which expires in 2006.



                              FOREIGN SHAREHOLDERS



    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.



    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.



    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.



    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.



    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.



                          STATE AND LOCAL TAX MATTERS



    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.



                          EFFECT OF FUTURE LEGISLATION



    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.



                               PRINCIPAL HOLDERS



    As of August 22, 2001, the following persons owned of record and were known by the Fund to own 5% or more of the outstanding Select Class Shares of the
Fund:



NAME AND ADDRESS
OF SHAREHOLDER                                      PERCENTAGE HELD
--------------                                      ---------------
JPMIN AS AGENT FOR                                          9.58%
THE PRITZKER FOUNDATION
ATTN: JAY MINCHILLI
522 FIFTH AVENUE
NEW YORK NY 10036-7601

MGT OF NEW YORK AS AGENT FOR                               12.22%
ERK TRUST
ATTN SPECIAL PRODUCTS 2/OPS3
500 STANTON CHRISTIANA RD
NEWARK DE 19713-2107

MGT OF NEW YORK AS AGENT FOR                               30.55%
SULAM TRUST
ATTN SPECIAL PRODUCTS 2/OPS3
500 STANTON CHRISTIANA RD
NEWARK DE 19713-2107

MGT OF NEW YORK AS AGENT FOR                               12.22%
AUSTRIA TRUST
ATTN SPECIAL PRODUCTS 2/OPS3
500 STANTON CHRISTIANA RD
NEWARK DE 19713-2107

CHARLES SCHWAB & CO INC                                     7.53%
SPECIAL CUSTODY ACCOUNT FOR
BENEFIT OF CUSTOMERS
ATTN: MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122


                             ADDITIONAL INFORMATION


    Telephone calls to the Fund, Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act and the Portfolio's registration statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


    Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The Fund's financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's July 31, 2000 annual report filing made with the SEC on September 29, 2000 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession No. 0000894089-00-000008)and the Fund's January 31, 2001 semi-annual report. The annual report is available without charge upon request by calling J.P. Morgan Funds Services at (800) 521-5411. The Fund's financial statements include the financial statements of the Portfolio.

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

    A-2--This designation indicates that the degree of safety regarding timely payment is satisfactory.

    A-3--This designation indicates that the degree of safety regarding timely payment is adequate.

SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                 (This page has been left blank intentionally.)

PART C

ITEM 23.          EXHIBITS.

     (a) Declaration of Trust, as amended, was filed as Exhibit No. 1 to Post-Effective Amendment No. 26 to the Registration Statement filed on September 27, 1996 (Accession Number 0000912057-96-021331).

     (a) l Amendment No. 5 to Declaration of Trust; Amendment and Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest.*

     (a) 2 Amendment No. 6 to Declaration of Trust; Amendment and Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. l (b) to Post-Effective Amendment No. 32 to the Registration Statement on February 28, 1997 (Accession Number
0001016964-97-000038).

     (a) 3 Amendment No. 7 to Declaration of Trust; Amendment and Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. l (c) to Post-Effective Amendment No. 34 to the Registration Statement on April 30, 1997 (Accession Number 0001019694-97-000063).

     (a) 4 Amendment No. 8 to Declaration of Trust; Amendment and Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. l (d) to Post-Effective Amendment No. 41 to the Registration Statement on October 21, 1997 (Accession Number
0001042058-97-000006).

     (a) 5 Amendment No. 9 to Declaration of Trust; Amendment and Ninth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. l (e) to Post-Effective Amendment No. 45 to the Registration Statement on December 29, 1997 (Accession Number
0001041455-97-000013).

     (a) 6 Amendment No. 10 to Declaration of Trust; Amendment and Tenth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest and change voting procedures to dollar-based voting was filed as Exhibit No. (a) 6 to Post-Effective Amendment No. 59 to the Registration Statement on December 31, 1998 (Accession Number 0001041455-98-000098).

     (a) 7 Amendment No. 11 to Declaration of Trust; Amendment and Eleventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, filed herein.

(b) Restated By-Laws of Registrant.*

(b) (1) Amendment to Restated By-Laws of Registrant Post-Effective Amendment No. 67 to Registrant's Registration Statement on February 28, 2000 (Accession Number 0001041455-00-000057).

(e) Form of Distribution Agreement between Registrant and J.P. Morgan Distributors Inc., filed herein.

(g) Form of Custodian Agreement between Registrant and The Chase Manhattan Bank, filed herein.

(h) (1) Form of Administration Agreement between Registrant and Morgan Guaranty Trust Company of New York, filed herein.

(h) (2) Form of Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York, filed herein.

(h) (3) Form of Transfer Agency Agreement between Registrant and DST Systems, Inc., filed herein.



(i) Opinion and consent of Sullivan & Cromwell.*

(j) Consent of independent accountants filed as Exhibit (J) to Post-Effective Amendment No. 74 to the Registration Statement on July 27, 2001 (Accession No. 0000912057-01-525398).

(l) Purchase agreements with respect to Registrant's initial shares.*

(m) 12b-1 Distribution Plan, filed herein.

(n) Financial Data Schedules (not applicable).

(o) Rule 18f-3 Multi-Class Plan, filed herein.

(p) (1) Codes of Ethics for the Registrant incorporated herein by reference to Post-Effective Amendment No. 68 to Registrant's registration statement on September 29, 2000 (Accession Number 0000950116-00-002439).

(p) (2) Amended Code of Ethics for J.P. Morgan Fund Distributors, Inc., filed herein.

(p) (3) Amended Code of Ethics for J.P. Morgan Investment Management Inc. herein by reference to Post-Effective Amendment No. 71 to Registrant's registration statement on February 28, 2001 (Accession Number 0001005477-01-001651)

(99) (a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., George Gatch, Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, H. Richard Vartabedian, and David Wezdenko filed herewith.


     * Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on December 27, 1996 (Accession Number 0001016964-96-000066).

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not applicable.

Item 25. INDEMNIFICATION.

Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

The business of J.P. Morgan is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J. P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

Item 27. PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

     J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 1211 Avenue of the Americas, New York, New York 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

     Fleming Mutual Fund Group, Inc.
     J.P. Morgan Funds
     J.P. Morgan Institutional Funds
     J.P. Morgan Series Trust

     J.P. Morgan Series Trust II

     Mutual Fund Group
     Mutual Fund Investment Trust

     Mutual Fund Master Investment Trust
     Mutual Fund Select Group
     Mutual Fund Select Trust
     Mutual Fund Trust
     Mutual Fund Variable Annuity Trust


     Growth and Income Portfolio


     (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.


                                   POSITION AND OFFICES             POSITION AND OFFICES
NAME AND ADDRESS                   WITH DISTRIBUTOR                 WITH REGISTRANT
Lynn J. Mangum                     Chairman                         None
90 Park Avenue
New York, NY 10016

Margaret Warner Chambers           Vice President                   None
90 Park Avenue
New York, NY 10016

Charles Linn Booth                 Vice President/Compliance        None
3435 Stelzer Road                    Officer
Columbus, OH 43219

Dennis Sheehan                     Director                         None
90 Park Avenue
New York, NY 10016

Kevin J. Dell                      Secretary                        None
90 Park Avenue
New York, NY 10016

Edward S. Forman                   Assistant Secretary              None
90 Park Avenue
New York, NY 10016

Olu T. Lawal                       Fin/Op                           None
90 Park Avenue
New York, NY 10016

Patrick William McKeon             Vice President/                  None
90 Park Avenue                       Chief Compliance Officer
New York, NY 10016

William J. Tomko                   President                        None
3435 Stelzer Road
Columbus, OH 43219


(c) Not applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended the ("1940 Act" ), and the rules thereunder will be maintained at the offices of:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK and J.P. Morgan Investment Management
Inc.: 60 Wall Street, New York, New York 10260-0060, 522 Fifth Avenue, New York, New York 10036 or 9 West 57th Street, New York, New York 10019 (records relating to its functions as shareholder servicing agent and administrative services agent).


DST SYSTEMS, INC.: 210 W. 10th Street, Kansas City, MO 64105 (records relating to its functions as transfer agent).

THE CHASE MANHATTAN BANK: 4 Chase MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as fund accountant and custodian).


J.P. MORGAN FUND DISTRIBUTORS, INC.: 1211 Avenue of the Americas, New York, New York 10036 (records relating to its functions as distributor and co-administrator).

Item 29. MANAGEMENT SERVICES.

Not Applicable.

Item 30. UNDERTAKINGS.

     (a) If the information called for by Item 5A of Form N-IA is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

     (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 7th day of September, 2001.


                                   By: /s/ George Gatch
                                       -----------------------------------------
                                       George Gatch
                                       President

                                       /s/ David Wezdenko
                                       -----------------------------------------
                                       David Wezdenko
                                       Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on September 7, 2001.

Fergus Reid, III*
----------------------------------------------
Fergus Reid, III
Trustee and Chairman

William J. Armstrong*
----------------------------------------------
William J. Armstrong
Trustee

Roland R. Eppley, Jr.*
----------------------------------------------
Roland R. Eppley, Jr.
Trustee

Ann Maynard Gray*
----------------------------------------------
Ann Maynard Gray
Trustee

Matthew Healey*
----------------------------------------------
Matthew Healey
Trustee

James J. Schonbachler*
----------------------------------------------
James J. Schonbachler
Trustee

Leonard M. Spalding, Jr.*
----------------------------------------------
Leonard M. Spalding
Trustee

H. Richard Vartabedian*
----------------------------------------------
H. Richard Vartabedian
Trustee

                                    *By /s/ David Wezdenko
                                        ----------------------------------------
                                        David Wezdenko
                                        Attorney-in-fact

                                INDEX TO EXHIBITS

EXHIBIT NO.                         DESCRIPTION OF EXHIBITS
Ex. 99(a)7                          Amendment No. 11 to Declaration of Trust;
                                    Amendment and Eleventh Amended and Restated
                                    Establishment and Designation of Series of
                                    Shares of Beneficial Interest

Ex. 99(e)                           Form of Distribution Agreement between
                                    Registrant and J.P. Morgan Distributors,
                                    Inc.

Ex. 99(g)                           Form of Custodian Agreement between
                                    Registrant and The Chase Manhattan Bank

Ex. 99(h)(1)                        Form of Administration Agreement between
                                    Registrant and Morgan Guaranty Trust
                                    Company of New York

Ex. 99(h)(2)                        Form of Shareholder Servicing Agreement
                                    between Registrant and Morgan Guaranty
                                    Trust Company of New York

Ex. 99(h)(3)                        Form of Transfer Agency Agreement between
                                    Registrant and DST Systems, Inc.

Ex. 99(m)                           12b-1 Distribution Plan

Ex. 99(o)                           Rule 18f-3 Multi-Class Plan

Ex. 99(p)(2)                        Amended Code of Ethics for J.P. Morgan
                                    Fund Distributors, Inc.

Ex.  99(a)                          Powers of Attorney